                                                                    EXHIBIT 10.k


                             AMENDED AND RESTATED
                      ASSIGNMENT OF MANAGEMENT AGREEMENT


         THIS AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT AGREEMENT (the "Assignment"), made as of this 30th day of June, 1993 by and among MARRIOTT DIVERSIFIED AMERICAN HOTELS, L. P., a Delaware limited partnership ("Owner"), MARRIOTT INTERNATIONAL, INC., a Delaware corporation (formerly known as Marriott Hotels, Inc.) ("Operator"), and, NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, a national banking association chartered under the laws of the United States of America and formerly known as The Citizens and Southern National Bank ("Lender");

                             W I T N E S S E T H:

         WHEREAS, on February 7, 1990, pursuant to that certain Loan Agreement dated February 7, 1990 (the "Existing Loan Agreement") between Owner and Lender, Lender made a loan (as modified from time to time, the "Loan") in the original principal amount of One Hundred Twenty-Eight Million and No/100 Dollars ($128,000,000.00) to Owner, which Loan is secured by, among other things, that certain (i) Deed of Trust, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded as document #90-074-706 of the Official Records of Orange County, California, as amended by First Modification of Deed of Trust, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, (ii) Mortgage, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded in Liber 11260, page 17 of the Register of Deeds of Oakland County, Michigan as amended by First Modification of Mortgage, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, (iii) Mortgage, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded in Liber 24534, page 575 of the Register of Deeds of Wayne County, Michigan as amended by First Modification of Mortgage, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, (iv) Deed of Trust, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded in Book 1575, page 186 of the Register of Deeds of Durham County, North Carolina as amended by First Modification of Deed of Trust, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, (v) Mortgage, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded as document #0006593 in the deed records of Montgomery County, Ohio as amended by First Modification of Mortgage, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded, and (vi) Deed of Trust, Assignment of Rents and Security Agreement from Owner to Lender, dated February 7, 1990 and recorded in Book 7529, page 1702 of the land records of Fairfax County, Virginia as amended by First Modification of Deed of Trust, Assignment of Rents and Security Agreement and Assignment of Leases dated of even date herewith and to be recorded (the aforesaid Deeds of Trust, Assignments of Rents and Security Agreements and Mortgages, Assignments of Rents and Security Agreements, as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, collectively referred to as the "Security Documents"); and

         WHEREAS, Owner has title to real property more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference, except that the interest acquired with respect to the real property located in California is a leasehold estate and a portion of the real property located in Virginia is a leasehold estate (together with the improvements situated thereon collectively referred to as the "Property"), upon which are located six (6) Marriott full-service hotels and other improvements (collectively referred to as the "Hotels"); and

         WHEREAS, Owner and Operator entered into that certain Management Agreement dated as of February 7, 1990 (the "Existing Management Agreement"), as amended of even date herewith by that certain Amended and Restated Management Agreement and as the same may be hereafter further amended from time to time in accordance with the provisions of paragraph 10 hereof (the "Management Agreement") providing, among other things, for the management and operation by Operator of the Hotels for and on behalf of Owner pursuant to the terms and conditions set forth therein; and

         WHEREAS, Owner, Lender and Operator entered into that certain Assignment of Management Agreement dated February 7, 1990 (the "Existing Assignment"); and

         WHEREAS, Owner is in default of its obligations under the Existing Loan Agreement and Lender and Owner are to restructure such obligations by amending and restating the Existing Loan Agreement pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Loan Agreement"); and

         WHEREAS, as a condition to Lender's restructuring such obligations pursuant to the Loan Agreement, the parties hereto desire to amend and restate the terms of the Existing Assignment;

         NOW, THEREFORE, in consideration of the foregoing premises, to induce Lender to enter into the Loan Agreement, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree that the Existing Assignment is amended and restated as follows:

         1. Assignment. As security for payment by Owner of all of its
            ----------
obligations under the Loan Agreement, the indebtedness evidenced and secured by the Security Documents and all other documents, instruments and agreements now or hereafter evidencing or securing the Loan (collectively referred to as the "Loan Documents"), Owner hereby grants, transfers and assigns to Lender, its successors and assigns, all of the right, title and interest of Owner in, to and under the Management Agreement; provided, however, Owner may continue to
                                --------  -------
exercise its rights, powers and privileges thereunder so long as no event of default under this Assignment has occurred and is continuing after expiration of any applicable cure period. This Assignment is intended as a present and absolute assignment and not merely as the passing of a security interest.

         2. Consent to Assignment; Incentive Management Fee. Operator consents
            -----------------------------------------------
to the assignment of the Management Agreement by Owner to Lender and certifies that the assignment does not, in itself, constitute an event of default under the Management Agreement or an event which would otherwise entitle Operator to terminate the Management Agreement. Operator and Owner acknowledge and agree that notwithstanding any terms of the Management Agreement to the contrary, no Incentive Management Fee nor Contingent Incentive Management Fee shall hereafter accrue or be deemed earned until the entire principal balance, together with all accrued interest thereon, owing under the Series A Note and the Series B Note (as defined in the Loan Agreement) shall have been indefeasibly paid in full. With respect to the Hotels subject to the Management Agreement or any New Management Agreement (as defined in Section 18.02 of Article XVIII set forth on
Schedule I attached hereto) under which Lender or any affiliate of Lender is "Owner", Operator agrees unto Lender not to pay or accept an Incentive Management Fee or Contingent Incentive Management Fee under Article V of the Management Agreement or under any such New Management Agreement, and hereby expressly waives any and all rights to accrue, earn or receive payment of any such Incentive Management Fee or Contingent Incentive Management Fee under the Management Agreement or any such New Management Agreement, prior to payment in full of Series A Note and Series B Note (as defined in the Loan Agreement).

         3. Attornment Non-Disturbance; Post-Foreclosure Provisions. If Lender
            --------------------------------------------------------
(including, for purpose of this Section, any purchaser, assignee or other transferee from Lender at or after a foreclosure sale) shall acquire title to the Property (or any portion thereof) by reason of foreclosure under the Loan Documents (the term "foreclosure" as used herein, to include any delivery of a deed in lieu of foreclosure or other proceedings brought to enforce the rights of the holder thereof), then, unless both Lender and Operator mutually agree to terminate the Management Agreement or Operator is in default thereunder, after notice and expiration without cure of any applicable cure period, Operator agrees to observe, perform and otherwise continue to act pursuant to the terms and provisions of the Management Agreement and in all respects to attorn to and recognize Lender as the "Owner" thereunder for all purposes; provided, however,
                                                             --------  -------
notwithstanding any provision of the Management Agreement to the contrary, the following terms shall govern the rights and obligations of Lender and Operator following such foreclosure with respect to the matters described:

              (a) Lender shall not be bound by any provision of the Management Agreement obligating Lender to assume and cure monetary and other defaults by Owner which occurred prior to the date Lender took title to the Property, nor shall Lender be bound by any reimbursement obligations or liabilities of Owner or otherwise be liable for payment of amounts which were deferred or advanced by Operator, or which may have accrued prior to the date Lender took title to the Property, including without limitation, any obligation for the payment of Base Management Fees, Incentive Management Fees or Contingent Incentive Management Fees, including interest thereon, which shall have accrued but remain unpaid as of such date, or any other liabilities of Owner to Operator whatsoever in connection with the operation and management of the Hotels which shall have accrued prior to the date Lender acquired title to the Property; provided, however, that this shall not limit
                                --------  -------
         Operator in any manner from expending Gross Revenues in accordance with the terms of the Management Agreement, except for FF&E Reserves as provided in subparagraph 3(e) herein (or as otherwise provided herein). Accordingly, Operator and Lender acknowledge, confirm, covenant and agree that such defaults and outstanding obligations, amounts or liabilities shall not be deemed an event of default under the Management Agreement and Operator shall not be entitled to terminate the Management Agreement with respect thereto.

            (b) No Incentive Management Fee nor any Contingent Incentive Management Fee shall at any time accrue or be earned under the Management Agreement or any New Management Agreement under which Lender (but not any of its purchasers, assignees or other transferees at or after foreclosure) or any affiliate of Lender is "Owner".

            (c) Lender shall not disturb Operator's rights under the Management Agreement and shall continue to perform the obligations of "Owner" thereunder accruing after the date Lender acquires title to the Property (except as specifically set forth in this Assignment), however Lender shall not be bound to continue as the "Owner" under the Management Agreement, in the event of Lender's foreclosure of the Property, or any portion thereof, if Operator is in default under the Management Agreement and such default has not been cured within any applicable cure period.

            (d) Lender shall be liable only for obligations and liabilities in connection with the operation and management of the Hotels, arising, accruing or incurred with respect to and during the period, if any, that Lender is the owner of the Property and not after any subsequent conveyance of title, so long as such subsequent owner assumes such obligations and liabilities accruing from and after the date of conveyance (with respect to any or all of the Hotels so conveyed by Lender). Lender shall not be personally liable for any default or failure to comply with the terms of the Management Agreement, it being understood and agreed that

         Operator shall look solely to the Property for satisfaction of any claim against Lender, Operator may have under the Management Agreement.

            (e) Lender shall not be required to provide funds for any shortfalls of the Owner's contribution to the FF&E Reserve accounts prior to foreclosure, or thereafter make contributions to the FF&E Reserves except from Gross Revenues after payment of all Deductions and other amounts payable under the Management Agreement.

            All FF&E Reserve accounts maintained by Operator pursuant to
         Section 7.02 of the Management Agreement shall be subject to the terms and conditions contained in the Cash Collateral Agreement (as defined in the Loan Agreement) and Owner hereby authorizes and consents thereto.

            (f) Owner and Operator agree that automatically upon the acceleration of the Loan and the institution of foreclosure proceedings with respect to the Property (or any portion thereof) and with no further action by any party, the Management Agreement shall be deemed modified and amended so as to delete Article XVIII of the Management Agreement in its entirety and insert in lieu thereof a new Article XVIII as set forth in Schedule I hereof (herein the "New Article
                               ----------
         XVIII").

            (g) Operator acknowledges, confirms, covenants and agrees that the calculation for performance termination set forth in Section 4.02 of the Management Agreement shall be based on the factors set forth therein which factors shall take into account performance of the Property prior to and after Lender's foreclosure of the Property, or any portion thereof

            (h) Operator shall use its best efforts, and shall take all such actions as the Lender may reasonably request, to transfer to the Lender all licenses, permits and other governmental authorizations issued to Operator necessary for the operation of each Hotel as a full-service Marriott hotel.

            (i)      If Lender (excluding, for the purposes of this subsection
         (i), any purchaser, assignee or other transferee from Lender at or after a foreclosure sale) shall succeed to Owner's title to all six Hotels, and shall retain such title for an uninterrupted three-year period after obtaining title to all six Hotels, then Lender shall pay Operator a Base Management Fee equal to four percent (4%) of Gross Revenues from the day immediately following the end of such three-year period onward.

         4. Termination. Notwithstanding any provisions of the Management
            -----------
Agreement to the contrary, Operator acknowledges, confirms, covenants and agrees that it has no right, of any kind or nature whatsoever, prior to foreclosure under the Security

Documents, to terminate the Management Agreement for default of Owner under the Management Agreement provided that Lender (i) declares an event of default under the Loan Documents for such default under the Management Agreement within a reasonable time after such default under the Management Agreement is declared (subject to any extension or delay as may be required by bankruptcy, other action taken or instituted by or on behalf of Owner or any party other than Lender to prevent foreclosure or may be required by notice provisions), and (ii) commences a foreclosure proceeding within a reasonable time after the declaration of default and diligently processes such foreclosure (subject to any delay necessitated by bankruptcy or other action taken or instituted by or on behalf of Owner or any other party other than Lender).

         5. FF&E Account. Notwithstanding any provision of the Management
            ------------
Agreement to the contrary, including without limitation, any of the provisions of Section 7.02 thereof, the following terms shall apply with respect to the matters described:

              (a) Operator shall maintain all of the Hotels' FF&E Reserves in the FF&E Account (as defined in the Cash Collateral Agreement dated as of the date hereof between Owner and Lender (as amended, supplemented, restated or otherwise modified from time to time, the "Cash Collateral Agreement")). Even though the FF&E Account is a single account, Operator shall maintain books and records with respect to each Hotel's FF&E Reserve as if it were held in a separate escrow reserve account. Except for the purposes described below in the following subsection (b), any reference in the Management Agreement to a Hotel's particular FF&E Reserve shall be deemed to be a reference to the amount of the FF&E Account allocable to such Hotel as provided in such books and records. Owner and Operator shall not commingle funds on deposit in the FF&E Account with any other funds of Owner, Operator or any other person, and accordingly, neither Owner nor Operator shall deposit into the FF&E Account any funds other than funds to be deposited therein under Section 7.02 of the Management Agreement or funds which may be deposited therein as provided in the Cash Collateral Agreement. Any interest or other earnings on funds deposited into the FF&E Account shall be retained in the FF&E Account. Only Operator shall have authority to withdraw funds from the FF&E Account. If at any time under the Management Agreement or any other Loan Document, any funds on deposit in the FF&E Account are to be transferred to Owner (other than transfers to Owner to cover the costs of FF&E Replacements for Hotels), then, if no Event of Default shall be in existence, such funds shall instead be delivered to the Lender to be held in trust for the benefit of the Hotels, but if an Event of Default shall be in existence, such funds shall instead be delivered to Lender for application to the Loan Obligations unless the Lender is required to use such funds under
         Section 8 of the Cash Collateral Agreement to establish the account described therein. The Operator agrees that it will use the funds on deposit in the FF&E Account only to cover the costs of FF&E Replacements for Hotels and for no other purposes.

            (b) For purposes of this Assignment and the Management Agreement, upon any sale, foreclosure or other transfer of any Hotel, the amount of the FF&E Account allocable to such Hotel shall be equal to (i) the balance of the FF&E Account allocable to such Hotel as of the date hereof as set forth in Schedule II attached hereto plus (ii) the amount of contributions to the FF&E Account made subsequent to the date hereof pursuant to Section 7.02 of the Management Agreement, as modified by Section 9 hereof minus (iii) the amount of expenditures made from the FF&E Account subsequent to the date hereof for such Hotel.

              (c) Any funds on deposit in the FF&E Account may be used to cover the cost of FF&E Replacements for any Hotel.

         6. Certain Accounts. Notwithstanding any provision of the Management
            ----------------
Agreement to the contrary, including without limitation, any of the provisions of Section 8.02 thereof, Operator shall establish all bank accounts to be established by Operator under the Management Agreement and which are subject to the provisions of the Cash Collateral Agreement in accordance with the Cash Collateral Agreement.

         7. Assignment of Management Agreement by Operator. Notwithstanding any
            ----------------------------------------------
provision of the Management Agreement to the contrary, including without limitation any of the provisions of Section 17.01 thereof, Operator shall not
(a) assign any of its rights or obligations under the Management Agreement to any Marriott Affiliate or (b) cease to be a wholly-owned subsidiary of Marriott Corporation, in each case without the Lender's prior written consent. The Lender will consent to Operator ceasing to be a wholly-owned subsidiary of Marriott Corporation so long as (x) Operator shall be capitalized and shall otherwise be in the financial condition substantially as described in the Proxy Statement dated June 19, 1993 furnished to shareholders of Marriott in connection with the annual meeting of Marriott's shareholders scheduled for July 23, 1993 after ceasing to be a wholly-owned subsidiary of Marriott Corporation; (y) Operator remains obligated under, and bound by the terms of, the Management Agreement, this Assignment, and the Subordination Agreement delivered by Operator to Lender under the Loan Agreement all on terms and conditions, and pursuant to agreements, documents and instruments, satisfactory to the Lender in its sole discretion and (z) Lender shall receive an opinion of legal counsel to Operator, in form and substance satisfactory to Lender, (1) to the effect that the Management Agreement, this Assignment and such Subordination Agreement remain the legal, valid and binding obligations of Operator, enforceable against Operator in accordance with their respective terms and (2) confirming such opinions regarding Operator and stated in the opinion of counsel to Operator delivered in connection with the closing of the Loan Agreement, as the Lender may request. The opinion described in the immediately preceding clause (z) may only be from in-house counsel with respect to those matters covered by such counsel in the opinion delivered in connection with such closing.

         8. Prohibition on Providing Certain Funds. Notwithstanding the
            --------------------------------------
provisions of Sections 7.02E3, 7.03A1 and 7.03A2 of the Management Agreement, Operator shall not require Owner to provide any funds for the purposes described in such Sections. Accordingly, it shall not be an event of default under the Management Agreement, and Operator shall not be entitled to terminate the Management Agreement, if Owner fails to provide any amounts under such Sections; provided, however,
                                                        --------  -------
Operator may, subject to Section 17 hereof, terminate the Management Agreement with respect to any given Hotel if Owner would have, but for this Section, been obligated to provide funds to Operator under such Sections 7.03A1 or 7.03A2 to pay for remedial actions (i) which if not taken would result, in the reasonable opinion of Operator, in a clear and present danger to the health or safety of guests or employees of such Hotel or (ii) which are required by reason of any law, ordinance, regulation or order of a competent governmental authority (after exhausting any appeals).

         9. FF&E Reserve Amounts. Operator covenants and agrees for the benefit
            --------------------
of Lender that Operator will not, without Lender's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed: (a) expend funds on deposit from time to time in the FF&E Reserve other than for expenditures described in Section 7.02A of the Management Agreement except as otherwise permitted in Section 5 hereof, or (b) modify the amount of Gross Revenues to be transferred to the FF&E Reserve for any Hotel. Lender hereby agrees that notwithstanding the terms of Section 7.02B of the Management Agreement, Operator may transfer into the FF&E Account the following: (i) with respect to each of the Fairview Park, Southfield, Livonia and Fullerton Hotels, during Fiscal Years 1993 and 1994, an amount equal to two percent (2%) of Gross Revenues from such Hotels for each such Fiscal Year; during Fiscal Years 1995, 1996, 1997, 1998 and 1999, an amount equal to three percent (3%) of Gross Revenues from such Hotels for each such Fiscal Year; and during Fiscal Year 2000 and each Fiscal Year thereafter, an amount equal to four percent (4%) of Gross Revenues from such Hotels for each of such Fiscal Years; (ii) with respect to the Dayton Hotel, an annual amount equal to four percent (4%) of Gross Revenues from such Hotel in each Fiscal Year; and (iii) with respect to the Research Triangle Park Hotel, an annual amount equal to three percent (3%) of Gross Revenues from such Hotel in Fiscal Years 1993, 1994, 1995, 1996 and 1997, and an annual amount equal to four percent (4%) of Gross Revenues from such Hotel in Fiscal Year 1998 and each Fiscal Year thereafter.

         10. Transfers of the Property. Notwithstanding Lender's acceptance of
             -------------------------
this Assignment or anything to the contrary contained in the Management Agreement, including, but not limited to, in Article XVII thereof, Owner and Operator hereby acknowledge that Lender has not consented to any sale, transfer, conveyance or encumbrancing of the Property, or any part thereof or interest therein, except as may be expressly permitted in the Loan Documents. Owner and Operator further acknowledge and agree that Lender's consent, if given, to any subordinate financing contemplated in the Management Agreement shall not be deemed or construed to be a waiver of any provision of the Loan Documents relating to any other subordinate financing or transfers of the Property (or both), and that each and every subordinate financing contemplated in the Management Agreement must comply with the provisions of the Loan Documents relating to subordinate financing and, where applicable, transfers of the Property. Owner and Operator agree that the Management Agreement shall not be subordinate to any other financing obtained by Owner.

         11. Certification of Owner and Operator. Owner and Operator further
             -----------------------------------
certify and confirm to and for the benefit of Lender as follows:

              (a) Attached hereto as Exhibit "B" and incorporated herein by this reference is a true, correct and complete copy of the Memorandum of Management Agreement entered into by Owner and Operator in connection with the Management Agreement.

              (b) The Management Agreement is valid, binding and enforceable in accordance with its terms and is in full force and effect.

              (c) There exists no material default or material breach under the Management Agreement nor, to the best knowledge of Operator or Owner, any facts or circumstances which, with notice or the passage of time or both, would constitute a default or a material breach thereunder.

              (d) There are no offsets or other defenses as of the date hereof to the payment of any sums due Owner pursuant to the terms of the Existing Management Agreement as of the date hereof, and all charges and all other sums due and payable thereunder, if any, have been paid to date.

              (e) All obligations owing by Owner under the Loan Agreement, including without limitation, all obligations under each of the Notes (as defined in the Loan Agreement), constitute Qualifying Mortgage Debt, and the Loan (as defined in the Loan Agreement) is the Permanent Loan.

         12. Additional Deductions Under Management Agreement. Notwithstanding
             ------------------------------------------------
the definition of the term "Deduction" under the Management Agreement, the deduction from Operating Profit described in clause (o) of the definition of the term "Deduction" in the Loan Agreement shall also be permitted as a deduction from Operating Profit under the Management Agreement; provided, however, the
                                                      --------  -------
costs and expenses described in clause (p)(4) of the definition of the term "Deduction" in the Loan Agreement shall not be permitted as deductions from Operating Profit under the Management Agreement.


         13. Application of Insurance and Condemnation Proceeds. This Assignment
             --------------------------------------------------
and the acceptance thereof by Lender shall not constitute or be construed as an agreement on Lender's part to make insurance proceeds or condemnation awards available for restoration of the Property other than in accordance with the applicable provisions of the Loan Documents.

         14. Amendments to Management Agreement. Owner and Operator agree not to
             ----------------------------------
enter into any amendment to or modification of the Management Agreement without the prior written consent of Lender, such consent not to be unreasonably withheld, conditioned or delayed. Any amendment or modification thereto entered into without Lender's prior written consent shall be null and void, and of no force or effect.

         15. Confirmation of Representations and Warranties. Owner and Operator
             ----------------------------------------------
each hereby agree that all of their respective warranties and representations contained in the Management Agreement are also made for the benefit of, and may be relied upon by, Lender.

         16. Effect of this Instrument on Management Agreement. Owner is
             -------------------------------------------------
executing this Assignment for the purposes of (i) assigning its right, title and interest in the Management Agreement to Lender as set forth in this Assignment,
(ii) affirming to Lender its warranties and representations, as provided in Paragraph 11 hereof, and (iii) acknowledging and consenting to the covenants and agreements of Lender and Operator hereunder; accordingly, nothing contained herein shall alter, modify or diminish the obligations, covenants and agreements of Operator and Owner, one to the other, under the Management Agreement except as expressly provided to the contrary herein.

         17. Notice and Cure Rights. In the event there exists an alleged event
             ----------------------
of default or breach by Owner under the Management Agreement, prior to taking of any action against Owner for the alleged default or breach, Operator shall give Lender written notice of the alleged default or breach and give Lender thirty
(30) days (or such additional time as is reasonable) in which to cure the alleged default or breach. Nothing contained herein shall be construed as an obligation of Lender to cure such alleged default or breach. Lender shall be entitled to rely upon the representations of Operator in regard to any such alleged default or breach, without confirming the validity or accuracy thereof Any amounts expended by Lender in curing any such alleged default or breach shall be immediately due and payable by Owner to Lender, shall bear interest at the Default Rate provided in the Loan Documents and shall be added to and become a part of the indebtedness secured by the Loan Documents.

         18. Notices. Operator hereby agrees to send to Lender copies of all
             -------
notices of default under the Management Agreement or such other notices as may materially and adversely affect Lender and its rights under the Management Agreement as herein assigned, hereafter sent to Owner under the provisions of the Management Agreement contemporaneously with sending such notices to Owner, in the same manner as such notices are sent to Owner. Operator hereby further agrees that, forthwith upon any senior officer of Operator obtaining knowledge of any event of default hereunder, including without limitation an Event of Default under the Loan Agreement, Operator will deliver to Lender a statement of a senior officer of Operator specifying the nature thereof and the period of existence thereof. Operator shall be under no duty to review any of the Loan

Documents, or to review Owner's activities to determine compliance therewith, except to the extent necessary to comply with the terms of Section 19.11 of the Management Agreement. Owner hereby agrees to send to Lender copies of all notices hereafter sent to Operator under the provisions of the Management Agreement contemporaneously with sending such notices to Operator, in the same manner as such notices are sent to Operator. All such notices sent to Lender shall be sent to the following address (or at such other address as Lender may designate to Owner and Operator in writing):

                            NationsBank of Georgia,
                             National Association
                            c/o AMRESCO Institutional, Inc.
                            101 North Tryon Street, NC1001-13-20
                            Charlotte, North Carolina 28255
                            Attn:  Mark Cagley

         19. Furnishing of Other Information. Owner hereby agrees to deliver to
             -------------------------------
Lender the monthly reports described in Section 5.05, the FF&E Replacement Estimates described in Section 7.02D, the financial statements described in
Section 8.01 and the annual projections described in Section 8.03 of the Management Agreement, promptly following delivery of the same to Owner. Operator agrees to furnish the same to Lender promptly on request, in the event Owner shall fail to do so. Operator also agrees to assist Owner in preparing the Quarterly Reconciliation Statements and the Annual Interim Reconciliation Statements (as each such term is defined in the Loan Agreement) to be delivered by Owner to Lender under the terms of the Loan Agreement. In the event of a default (which has not been cured within the applicable cure period) under the Loan Documents, Lender shall have the right to such other financial and operational information as may be reasonably requested. Operator hereby acknowledges Lender's right to such information and agrees to permit Lender access to the Hotels and the books and records of Owner, which are in the possession or control of Operator, to the extent set forth in the Loan Documents.

         20. Events of Default. It shall be an event of default hereunder if(i)
             -----------------
either Owner or Operator shall fail to observe or perform any of their respective obligations hereunder or (ii) if any warranty, representation or certification herein made or confirmed to Lender shall prove to have been false or misleading in any material respect when made. The occurrence of any Event of Default by Owner under any of the Loan Documents shall constitute an event of default hereunder. No remedies shall be exercised by Lender for the occurrence of any event of default or default herein until written notice is given to Owner and any applicable cure rights have expired without cure, to the extent provided by the Loan Documents.

         21. Reliance by Lender. Owner and Operator each acknowledge and
             ------------------
recognize that the covenants and certifications contained herein will be relied upon by Lender in entering into the Loan Agreement.

         22. Governing Law. This Assignment shall be construed in accordance
             -------------
with the laws of the State of Georgia, and such laws shall govern the interpretation, construction and enforcement hereof. Wherever possible each provision of this Assignment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Assignment.

         23. Counterparts. This Assignment may be executed in counterparts, each
             ------------
of which shall constitute an original and all of which counterparts together shall constitute one and the same agreement.

         24. Definitions. Capitalized terms used herein and not otherwise
             -----------
defined herein shall have the meanings attributed to such terms in the Management Agreement.

         25. Survival. This Assignment shall survive any foreclosure of the Loan
             --------
Documents and any extinguishment of the indebtedness secured hereby or thereby as a result of such foreclosure.

         26. Successors and Assigns. This Assignment shall be binding upon, and
             ----------------------
inure to the benefit of, the parties hereto and their respective successors and assigns.

         27. Termination. Upon the payment in full of all indebtedness secured
             -----------
by the Loan Documents, as evidenced by the recording or filing of an instrument of satisfaction or full release of all of the Security Documents, this Assignment shall become and be void and of no effect.

         28. Limitation of Liability. Notwithstanding anything in this
             -----------------------
Assignment to the contrary, all of Lender's rights and remedies for any default by Owner hereunder are expressly limited by, and subject to, the provisions of
Section 2.20 of the Loan Agreement dated of even date herewith between Owner and Lender entitled "Limitation of Liability." The foregoing shall in no manner whatsoever limit the obligations or liabilities of Owner or Operator under the Management Agreement.

         29. Effective Date. The amendment and restatement of the Existing
             --------------
Assignment pursuant to the terms hereof shall be deemed effective as of the Effective Date (as defined in the Loan Agreement).

         30. Inconsistent Terms. To the extent any term or condition contained
             ------------------
in the Management Agreement is inconsistent with any of the terms and conditions contained in this Assignment, the terms and conditions of this Assignment shall control.

         31. Legend. Owner and Operator agree to place on the Management
             ------
Agreement a legend, in form and substance satisfactory to Lender, regarding this Assignment.

         32. Recording. Owner and Operator agree that Lender may record a
             ---------
memorandum of this Assignment, in form and substance acceptable to the parties hereto, in any jurisdiction which is necessary or desirable (in the sole discretion of Lender) to perfect or protect Lender's rights and remedies hereunder. Owner and Operator consent to the attachment to such memorandum of Assignment of a Memorandum of Management Agreement in the form attached hereto, and the recording thereof as a part of such memorandum of Assignment. Owner and Operator agree to execute and deliver to Lender, at the sole cost and expense of Owner, additional counterparts of such memorandum of Assignment in such form as is necessary to record such memorandum of Assignment in any such jurisdiction and to execute, deliver and record executed counterparts of the Memorandum of Management Agreement in each jurisdiction in which Lender shall record a counterpart of such memorandum of Assignment. Lender agrees not to record a copy of the Management Agreement or this Agreement in any jurisdiction without the prior consent of Owner and Operator.




                         [Signature on Following Page]

         IN WITNESS WHEREOF, the parties hereto have caused their respective authorized officers or general partners to execute this Assignment under seal as of the day and year first above written.

                                        OWNER:

                                        MARRIOTT DIVERSIFIED
                                        AMERICAN HOTELS, L.P., a
                                        Delaware limited partnership

Signed, sealed and delivered in the     By:  Marriott MDAH One Corporation, a
presence of:                                 Delaware corporation, Sole
                                             General Partner

                                             By: /s/ Jeffrey P. Mayer
-------------------------------------           --------------------------------
Witness                                         Name: Jeffrey P. Mayer
Printed Name:                                        ---------------------------
             ------------------------           Title: Vice President
                                                      --------------------------

/s/ Bruce Stemerman                          Attest: /s/ Christopher G. Townsend
-------------------------------------               ----------------------------
Witness                                         Name: Christopher G. Townsend
Printed Name: Bruce Stemerman                        ---------------------------
             ------------------------           Title:   Secretary
                                                      --------------------------

                                                        (CORPORATE SEAL)
                                        OPERATOR:

Signed, sealed and delivered in the     MARRIOTT INTERNATIONAL,
presence of:                            INC., a Delaware corporation


/s/ Bruce Stemerman                     By: /s/ Raymond G. Murphy
-------------------------------------      -------------------------------------
Witness                                    Name: Raymond G. Murphy
Printed Name: Bruce Stemerman                   --------------------------------
             ------------------------      Title: Assistant Treasurer
                                                 -------------------------------
/s/ Christopher G. Townsend
-------------------------------------                   (CORPORATE SEAL)
Witness
Printed Name: Christopher G. Townsend
              -----------------------

            [SIGNATURE PAGE TO ASSIGNMENT OF MANAGEMENT AGREEMENT
                             DATED JUNE 30, 1993]

                                        LENDER:

                                        NATIONSBANK OF GEORGIA,
                                        NATIONAL ASSOCIATION

                                        By:  AMRESCO-Institutional, Inc., a
                                             Delaware corporation, its
                                             authorized agent

                                        By: /s/ Mark S. Cagley
                                           -------------------------------------
                                           Name: Mark S. Cagley
                                                --------------------------------
                                           Title: Authorized Representative
                                                 -------------------------------

                        TABLE OF SCHEDULES AND EXHIBITS
                        -------------------------------

                      Schedule I - Amended Article XVIII

                    Schedule II - FF&E Amounts by Property

                         Exhibit A - Legal Description

                       Exhibit B - Management Agreement

                                   SCHEDULE I
                                   ----------

               TO AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT
               ------------------------------------------------

                                    AGREEMENT
                                    ---------


                             SALE OF HOTEL OR HOTELS
                             -----------------------

         18.01  Sale of Hotel or Hotels.
                -----------------------

                A. Owner (which, for purposes of this Section 18.01, shall include Lender and any purchaser, assignee or other transferee obtaining a fee simple interest or leasehold interest in any Hotel upon the Sale of such Hotel) shall have the absolute right to sell or lease any or all of the Hotels, without the prior consent of, or any prior notice to, Management Company except for the notices specifically required in this Section. Owner agrees to notify Management Company of (a) the initial placing by Owner of a listing agreement with respect to the proposed sale or lease of any of the Hotels, promptly upon the placing thereof and (b) the identity of each proposed purchaser or lessee of any one or more of the Hotels at least thirty (30) days prior to the intended sale or lease. If the Owner sells or leases one or more of the Hotels, then except as provided in Section 18.02, neither Owner nor Management Company shall have the right to terminate this Agreement with respect to such sale or lease; provided that Management Company shall have the right to terminate this Agreement and shall not be required to enter into a New Management Agreement (as that term is defined in Section 18.02B) with respect to any sale of less than all of the Hotels if Management Company notifies Owner in writing within thirty (30) days after Management Company receives such notice of the identity of such proposed purchaser or lessee that (a) Management Company in good faith reasonably believes any one or more of the following is true: (i) that the proposed purchaser or lessee is a competitor in the lodging business of Management Company or any of its affiliates (unless the proposed purchaser is solely a passive owner of competitive properties in the lodging business); (ii) that the proposed purchaser or lessee is known in the community in which the affected Hotel is located as being of bad moral character; or (iii) that the financial condition and prospects of the proposed purchaser or lessee are not adequate to discharge the obligations of Owner under this Agreement and (b) accordingly, Management Company is electing to terminate as a result thereof. Failure of Management Company to provide written notice of the exercise of the foregoing right of termination within the thirty (30) day period provided shall constitute a waiver of such right. In the event Management Company elects to terminate this Agreement by such written notice to Owner on or prior to the expiration of such thirty (30) day period for any of the foregoing reasons, the effective date of such termination shall coincide with the date of the consummation of the proposed sale or lease. Such Termination shall not be effective if such sale or lease is not consummated.

                B. In the event that Owner enters into a binding sales agreement or agreement to lease for one or more of the Hotels and provided Management Company has not exercised its right to terminate this Agreement provided in
Section 18.01A, then upon the written request of Management Company, Owner agrees to notify promptly the Management Company of the following with respect to the proposed sale or lease: (i) the stated purchase price or rental terms, as applicable; (ii) in the case of a sale, whether the proposed transaction is for all cash or includes a financing contingency and if so, whether the same is, in the reasonable judgment of Owner, at a market rate or a discounted rate and
(iii) the stated closing date.

                C. If Owner intends to sell, lease or refinance any one or more of the Hotels, Management Company shall cooperate with Owner in providing information to facilitate such sale or refinancing.

18.02   Effect of Sale of a Hotel
        -------------------------

        A. Sale of All of the Hotels. (1) Upon the Sale of all the Hotels to a
           -------------------------
party (a "Third Party Owner") other than Lender, any assignee or participant of Lender or any affiliate of Lender or any such assignee or participant (whether such Sale occurs in a series of related or unrelated transactions or is to a single or multiple purchasers or lessees), then as to all of the Non-Terminated Hotels (as defined below), the Third-Party Owner, or Third-Party Owners, if there is more than one Third Party Owner, collectively (but not individually), shall have the right, upon sixty (60) days notice to the Management Company delivered within sixty (60) days following the Sale of the last of such Non-Terminated Hotels to a Third Party Owner, time being of the essence, to terminate this Agreement and each of the then existing New Management Agreements (with respect to any Hotel sold prior to the Sale of all six Hotels), if any, in which event, as of the date which is the sixtieth (60th) day from the date of that notice, no party shall thereafter have any further rights or obligation under this Agreement or the applicable New Management Agreement except as otherwise provided in Section 4.03.

        (2) Notwithstanding the foregoing, in the event that there has been a Sale to Third Party Owners, as described in Section 18.02A(1), of all of the Hotels other than a Delayed Sale Hotel (as defined below), then, provided that Lender shall have satisfied the conditions set forth in the last sentence of this Section 18.02.A(2), the right to terminate described in Section 18.02.A(1) may be exercised by the Third Party Owners of each Non-Terminated Hotel that is not a Delayed Sale Hotel, within the 60 day period following the sale of the last of such Non-Terminated Hotels to a Third-Party Owner, which election shall be effective (a) as to the Non-Terminated Hotels that are not Delayed Sale Hotels, at the end of the sixty (60) day period following the date of the notice required by Section 18.02.A(1) and (b) as to each Delayed Sale Hotel, on the date on which title to such

Delayed Sale Hotel is transferred to a Third Party Owner. For purposes hereof, "Delayed Sale Hotel" or "Delayed Sale Hotels" means either or both of the Fullerton Hotel and the Fairview Hotel to the extent Lender has been delayed or precluded in acquiring title to such Hotel or foreclosing on such Hotel as a result of the terms and conditions of (i) the purchase option (herein the "Fullerton Option") applicable to the Fullerton Hotel (as contained in Section
6.04 of the Ground Lease, as amended) or (ii) the purchase option (herein the "Fairview Option") applicable to the Fairview Hotel (as contained in paragraph 7 of that certain Covenant and Restriction Agreement dated as of April 30, 1986, and recorded at Deed Book 6365, Page 1145 among the land records of Fairfax County, Virginia, as amended), as applicable. It shall be a condition to the effectiveness of this Section 18.02.A(2) only that Lender initiate foreclosure proceedings on both the Fullerton Hotel and the Fairview Hotel concurrently with or prior to initiating similar actions with respect to the other four Hotels and thereafter use reasonable diligence to pursue such foreclosure to the extent permitted under applicable law and use good faith reasonable efforts to comply with the terms of the Fullerton Option and Fairview Option.

        (3) Without limiting the foregoing, it is agreed that the Third Party Owners shall have the right to terminate this Agreement in accordance with the foregoing provision only if each Third Party Owner under any other New Management Agreement of a Non-Terminated Hotel (which is still in effect and has not been amended or modified other than as provided in Section 18.02B) also elects to terminate such New Management Agreement in accordance with this provision. Each New Management Agreement entered into as a result of a sale or lease shall contain this provision with adjustments as appropriate. For purposes of this provision, the term "Non-Terminated Hotels" shall mean those Hotels (other than a Delayed Sale Hotel as to which Lender has not acquired title for the reasons described in paragraph 2 above with respect to that Delayed Sale Hotel) which, at the time that the last of the Hotels have been sold to a Third Party Owner, are still the subject of this Agreement or any New Management Agreement.



                B. Effect of Sale of Less than All of the Hotels. Subject to the
                   ---------------------------------------------
terms of Section 18.01A, upon the consummation of the sale or lease of one or more, but less than all of the Hotels, which are at the time of the sale or lease still the subject of this Agreement, Management Company shall terminate this Agreement as to such Hotel or Hotels which are the subject of the consummated sale or lease and enter into a new management agreement (herein the "New Management Agreement") with respect to such Hotel or Hotels, with the purchaser or lessee thereof, which New Management Agreement will be on all of the terms and conditions of this Agreement except that in preparing such new Management Agreement appropriate adjustments shall be made to all terms and provisions of this Agreement which have been agreed to and/or computed on the assumption that this Agreement will apply to all six (6) Hotels (and reciprocal adjustments shall likewise be made to this Agreement itself, which will be applicable to the Hotels not being so sold or leased, as set forth in this
Section 18.02 below). All of the following shall be taken into account and appropriately reflected in any New Management Agreement:

              1. As to each Hotel which is sold or leased, the actions described in Section 4.03 shall be taken (except that, if Management Company is entering into a New Management Agreement with the purchaser or lessee, as the case may be, of such Hotel, then the action described in subsection G of Section 4.03 shall not be necessary);

              2. Appropriate adjustments shall be made to those other terms and provisions of this Agreement (e.g., Working Capital, insurance) which have been agreed on, computed or established on the assumption that this Agreement will apply to all six (6) of the Hotels. Such adjustments shall be calculated by multiplying (a) the total amount of such other term or provision by (b) the percentage the Operating Profit generated by the Hotel being so sold, leased or refinanced for the prior twenty-six (26) Accounting Periods represents to the total Operating Profit for all the Hotels for the prior twenty-six (26) Accounting Periods; and

              3. The FF&E Reserve maintained pursuant to Section 7.02 hereof for the Hotel being so sold or leased shall be transferred to the purchaser or lessee of such Hotel.

              C. Release of Owner. In the event of a sale or lease of all of
                 ----------------
the Hotels then subject to this Agreement upon which (i) the Owners do not elect to terminate this Agreement as permitted by Section 18.02A and (ii) Management Company does not terminate as provided in Section 18.0 1A, then upon receipt of a fully executed copy of assumption agreement from the purchaser or lessee and Management Company, Owner hereunder shall be released from all further obligations hereunder with respect to the Hotels being sold. Similarly, upon the sale or lease of less than all of the Hotels, in the event Management Company does not terminate as provided in Section 18.01A, then upon execution of a New Management Agreement by Management Company and the purchaser or lessee, Owner hereunder shall be released from all further obligations hereunder with respect to the Hotels being sold or leased.

                                   SCHEDULE II

                       TO AMENDED AND RESTATED ASSIGNMENT
                             OF MANAGEMENT AGREEMENT

                            FF&E Amounts by Property

                                 June 30, 1993


Fairview Park                             $835,694.75
Dayton                                    $353,837.53
Livonia                                   $245,439.09
Southfield                                $211,793.04
Fullerton                                 $213,158.16
Raleigh (Research Triangle Park)          $631,781.18

                             TOTAL        $2,491,703.75
                                          -------------

                        EXHIBIT "A" - (LEGAL DESCRIPTION)

PARCEL I:  (TAX MAP 049-4-01-0070)

                           DESCRIPTION OF PARCEL 12-A
                            PART OF THE PROPERTIES OF
                          PARK WEST/FAIRVIEW ASSOCIATES
                     AND ESSEX HOUSE CONDOMINIUM CORPORATION
                  PROVIDENCE DISTRICT, FAIRFAX COUNTY, VIRGINIA

            BEGINNING at a point at the Southwesterly terminus of Fairview Park Drive as recorded in Deed Book 6126 at page 959 among the land records of Fairfax County, Virginia; thence with the Southerly line of Fairview Park with a curve to the right whose radius is 50.00 feet (and whose chord is S 80 degrees 45' 18" E, 73.90 feet) an arc distance of 83.16 feet to a point; thence continuing with the Southerly R/W line of Fairview Park Drive and the Westerly R/W line of an ingress-egress easement through the property of Park West/Fairview Associates the following courses: with a curve to the right whose radius is 465.00 feet (and whose chord is S 18 degrees 13' 22" E, 238.89 feet) an arc distance of 241.60 feet; S 03 degrees 20' 18" E, 270.95 feet; with a curve to the right whose radius is
            800.00 feet (and whose chord is S 02 degrees 18' 14" E, 28.89 feet) an arc distance of 28.89 feet and S 01 degrees 16' 10" E, 83.89 feet to a point; thence departing from the ingress-egress easement and running through the properties of Park West/Fairview Associates and Essex Associates the following courses: S 89 degrees 32' 09" W,
            178.01 feet; N 45 degrees 27' 51" W, 28.94 feet; S 89 degrees 32'
            09" W, 27.39 feet; S 44 degrees 32' 09" W, 4.24 feet; S 89 degrees 32' 09" W, 4.00 feet; N 45 degrees 27' 51" W, 4.24 feet; S 89 degrees 32' 09" W, 18.00 feet; N 45 degrees 27' 51" W, 6.96 feet; S
            44 degrees 32' 09" W, 1.50 feet; N 45 degrees 27' 51" W, 2.00 feet;
            S 44 degrees 32' 09" W, 14.50 feet; N 45 degrees 27' 51" W, 7.04 feet; S 89 degrees 32' 09" W, 23.47 feet; N 45 degrees 27' 51" W,
            45.41 feet; S 89 degrees 32' 09" W, 29.68 feet; N 45 degrees 27' 51"
            W, 78.78 feet; N 00 degrees 27' 51" W, 85.00 feet and N 45 degrees 27' 51" W, 137.14 feet to a point on the Southeasterly R/W line of an ingress-egress easement; thence with the Southeasterly R/W line of the ingress-egress easement and continuing through the property of Park West/Fairfax Associates the following courses: with a curve to the right whose radius is 440.00 feet (and whose chord is N 38 degrees 25' 58" E, 200.42 feet) an arc distance of 202.20 feet and N 51 degrees 35' 52" E, 288.05 feet to the point of beginning, containing 5.15294 acres of land, more or less, and being the same property conveyed to Essex House Condominium Corporation, a Delaware corporation) "Essex Housse"), by Quitclaim Deed, dated as of April 30, 1986, recorded April 30, 1986, in Deed Book 6365, Page 1139, among the land records of Fairfax County, Virginia, as adjusted by that certain Boundary Line Adjustment and Deed of Exchange, dated May 10, 1988,

ALTA Loan Policy - 1970 - (Rev. 10/17/70 and 10/17/84)
by and between Park West/Fairview Associates and Essex House, recorded May 20, 1988, in Deed Book 7031, Page 1151, among said land records, and being the same land shown on Sheet 1 of that certain survey, prepared by Dewberry & Davis, dated November 13, 1989 (last revised January 31, 1990) (the "Survey").

PARCEL II:  (TAX MAP 059--2--01--0058)

The leasehold interest in and to the following described parcel, together with any other rights of lessee in and to the following described parcel, (including the option to purchase the following described parcel), for a term of ninety--nine (99) years, ending on April 30, 2085, pursuant to that certain Ground Lease Agreement, dated as of April 30, 1986, by and between Park West/Fairview Associates ("Park West"), as lessor, and Essex House Condominium Corporation ("Essex House"), as lessee, as amended by that certain unrecorded First Amendment to Ground Lease, effective as of May 10, 1988, and executed by Park West and Essex House, and as further amended by that certain Amendment to Ground Lease Agreement, Memorandum of Lease, Declaration of Easements, Covenants and Related Agreements, Covenant and Restriction Agreement, and Supplemental Declaration of Protective Covenants, Conditions and Restrictions, dated as of February 5, 1990, by and among Eleven Fairview Associates, a Delaware joint venture partnership ("Eleven Fairview"), Essex House, and Fairview Park Owners Association, a Virginia non-stock not for profit corporation (the "Association"), recorded February 14, 1990 in Deed Book 7529, Page 1581, among the land records of Fairfax County, Virginia (the "Ground Lease Parcel Amendment"), and as assigned to Marriott Diversified American Hotels, L.P. ("MDAHLP") pursuant to that certain Assignment and Assumption of Lease Agreement, dated as of February 7, 1990, by and between Essex House, as assignor, and Marriott Diversified American Hotels, L.P. ("MDAHLP"), as assignee, recorded February 14, 1990, in Deed Book 7529, Page 1673, among said land records. A memorandum of said Ground Lease Agreement was recorded April 30, 1986, in Deed Book 6365, Page 1225, among said land records, as amended by the Ground Lease Parcel Amendment.

                                 DESCRIPTION OF
                     A GROUND LEASE AREA THROUGH PARCEL 11-A
              PART OF THE PROPERTY OF PARK WEST/FAIRVIEW ASSOCIATES
                               PROVIDENCE DISTRICT
                            FAIRFAX COUNTY, VIRGINIA

        BEGINNING at a point on the Westerly line of an existing ingress/egress easement as recorded in Deed Book 6133 at page 309 among the land records of Fairfax County, Virginia (Fairview Park Drive), said point being the following courses: with a curve to the right whose radius is
        465.00 feet, an arc distance of 232.03 feet; S 03 deg. 20' 18" E,
        270.95 feet; with a curve to the right whose radius is 800.00 feet, and whose chord is S 02 deg. 18' 14" E, 28.88 feet, an arc distance of 28.89 feet and S 01 deg. 16' 10" E, 83.89 feet from a point on the Southerly line of Fairview Park Drive as dedicated in Deed Book 6126 at page 959 among the said land records and running thence through the property of Park West/Fairview Associates with the lines of the said ingress/egress easement S 01 deg. 16' 10" E, 136.11 feet and with a curve to the right whose radius is 280.00 feet, and whose chord is S 32 deg. 26' 54" W,
        310.86 feet, an arc distance of 329.55 feet to a point; thence departing the said ingress/egress easement and continuing through the property of Park West/Fairview Associates (Parcel 11-A) the following courses: N 00 deg. 27' 51" W, 350.73 feet; S 89 deg. 32' 09" W, 20.78 feet; N 45 deg.
        27' 51" W, 69.01 feet; S 89 deg. 32' 09" W, 22.88 feet and N 00 deg. 27'
        51" W,

        22.25 feet to a point on the Southerly line of Parcel 12-A; thence continuing with the Southerly lines of Parcel 12-A the following courses: N 44 deg. 32' 09" E, 0.94 feet; S 45 deg. 27' 51" E, 6.96 feet;
        N 89 deg. 32' 09" E, 18.00 feet; S 45 deg. 27' 51" E, 4.24 feet; N 89 deg. 32' 09" E, 4.00 feet; N 44 deg. 32' 09" E, 4.24 feet; N 89 deg. 32'
        09" E, 27.39 feet; S 45 deg. 27' 51" E, 28.94 feet and N 89 deg. 32' 09"
        E, 178.01 feet to the point of beginning, containing 1.33755 acres of land, more or less, and being the same land described as the "Ground Lease Area" and shown on Sheet 2 of the Survey.

     PARCEL III

     All of the easements and rights appurtenant to Parcel I and/or Parcel II and created by:

          (a) that certain Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, Fairfax County, Virginia, dated February 27, 1985 by Park West, recorded February 28, 1985, in Deed Book 6104, Page 910, among the land records of Fairfax County, as amended by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions for Parcel 12, Fairview Park, Fairfax County, Virginia, dated April 30, 1986, by Park West, recorded April 30, 1986, in Deed Book 6365, Page 1106, among said land records (as amended by the Ground Lease Parcel Amendment), as further amended by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, Fairfax County, Virginia, With Respect to Certain Common Facilities, dated April 30, 1986, by Park West, recorded April 30, 1986, in Deed Book 6365, Page 1229 among said land records, as further amended by that certain First Amendment to Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, Fairfax County, Virginia, by and between Park West and the Association, recorded January 22, 1988, in Deed Book 6943, Page 54, among said land records, and as further amended by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions for Parcel 11, Fairview Park, Fairfax County, Virginia, by Park West, recorded June 1, 1988, in Deed Book 7042, Page 1447, among said land records (the Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, as so amended, is hereinafter referred to as the "Declaration"), including, without limitation, a non-exclusive right and easement of enjoyment in and to the Common Facilities (as defined in the Declaration), and rights of ingress and egress over Fairview Park Drive as set forth in the Declaration;

          (b) that certain Declaration of Easements, Covenants and Related Agreements, dated as of April 30, 1986, by and among Park West, Essex House, and the Association, recorded April 30, 1986, in Deed Book 6365, Page 1182, among the land records of Fairfax County, as amended by that certain unrecorded First Amendment to Declaration of Easements, Covenants and Related


ALTA Loan Policy - 1970 - (Rev. 10/17/70 and 10/17/84)

Agreements, dated as of May 10, 1988, by and among Park West, Essex House, and the Association, and as further amended by the Ground Lease Parcel Amendment (the Declaration of Easements, Covenants and Related Agreements, as so amended, is hereinafter referred to as the "Second Declaration"), including without limitation, a non-exclusive easement upon, over, under and across the Office/Retail Site (as defined in the Second Declaration) for construction of the Hotel (as defined in the Second Declaration) and the Hotel Garage (as defined in the Second Declaration), as more particularly described in Section 3(b) of the Second Declaration; an easement to extend the foundation of the Hotel and the Hotel Garage onto certain portions of the Office/Retail Site and to maintain such extensions, as more particularly described in Section 5(a) of the Second Declaration; a perpetual and reciprocal easement on, under and over the Office/Retail Site, the Courtyard (as defined in the Second Declaration) and the Walkway (as defined in the Second Declaration) for Minor Encroachments (as defined in the Second Declaration) of the Hotel or the Lease Garage Site (as defined in the Second Declaration) thereon, together with a perpetual and reciprocal easement for the maintenance of such Minor Encroachments, as more particularly described in Section 6 of the Second Declaration, and together with a fee simple interest in such Minor Encroachments; a perpetual easement of support for the Hotel, the Hotel Site (as defined in the Second Declaration), the Lease Garage Site and the Hotel Garage by way of contribution from the foundations, columns and other portions of the Office/Retail Garage and/or the Office/Retail Facility, as more particularly described in Section 7 of the Second Declaration; a perpetual, non-exclusive easement upon, over, under and across the Office/Retail Site for the installation, maintenance, repair, removal, relocation and replacement of utilities, as more particularly described in Section 8 of the Second Declaration; a non-exclusive easement upon, over, under and across the Courtyard for pedestrian ingress to and egress from the insured parcels, for the pedestrian access between the Hotel, the Office/Retail Facility and the Walkway, and for the installation, maintenance, repair, removal, relocation and replacement of utilities, as more particularly described in Section 9 of the Second Declaration; a non-exclusive easement upon, over, under and across the Walkway for



ALTA Loan Policy - 1970 - (Rev. 10/17/70 and 10/17/84)
              pedestrian ingress to and egress from the insured parcels, and for the installation, maintenance, repair, removal, relocation and replacement of utilities, as more particularly described in
              Section 10 of the Second Declaration; and a perpetual easement for pedestrian access between the Hotel, the Hotel Garage, and the Office/Retail Facility over a portion of the Office/Retail Site, as more particularly described in Section 13 of the Second Declaration;

          (c) that certain Reciprocal Easement Agreement, dated as of May 10, 1988, by and between Park West and Essex House, recorded May 20, 1988, in Deed Book 7031, Page 1132, among the land records of Fairfax County (the "REA"), including, without limitation, a non-exclusive easement upon, over and across the roadway constructed or to be constructed by Park West on a portion of the Office Site (as defined in the REA) for access between the Loop Road (as defined in the REA) and the Parking Facility (as defined in the
              REA); a non-exclusive easement for pedestrian traffic across each floor of the Garage (as defined in the REA); a non-exclusive easement for vehicular traffic across each floor of the Garage; a non-exclusive easement for parking in areas designated for parking in the Garage; and a non-exclusive right of entry and easement over and across the Garage for all purposes reasonably necessary for the performance of the REA and certain other agreements; and

          (d) that certain Joint Operating Agreement and Cross-Access Easement, dated February 1, 1990, by and between Essex House, Eleven Fairview, and Marriott Corporation, a Delaware corporation, recorded February 14, 1990, in Deed Book 7529, Page 1619, among the land records of Fairfax County (the "JOA"), including, without limitation, non-exclusive easements for pedestrian and vehicular traffic across each floor of the EFA Garage (as defined in the JOA), and between the Essex Garage (as defined in the JOA) and the public streets and alleys now and hereafter abutting or located on any portion of the EFA Garage Site (as defined in the JOA); for pedestrian traffic between the Essex Garage and the public walkways, escalators, elevators, concourses, plazas, malls and bridges now and hereafter abutting or located on any portion of the Total Site (as defined in the JOA); for furnishing connection, attachment to walls, and other points of access from the Essex House Garage to the EFA Garage.


ALTA Loan Policy - 1970 - (Rev. 10/17/70 and 10/17/84)
         and for the encroachment, maintenance and repair of connecting elements at the Connecting Points (as defined in the JOA), together with a fee simple interest in and to such encroachments; for parking of passenger cars, vans and small trucks; and for construction, installation, operation, repair, reconstruction, maintenance and removal of the Access System (as defined in the JOA).

The easements comprising Parcel III are irrevocable and the policy, when issued, will affirmatively insure against any loss or damage resulting from the termination of such easements other than as provided in the instruments giving rise thereto or by abandonment or relinquishment by the named insured.

                          DESCRIPTION OF REAL ESTATE

PARCEL I


Land in the City of Livonia, County of Wayne, State of Michigan, described as:

A parcel of land situated in the southeast 1/4 of Section 7, Town 1 South, Range 9 East, City of Livonia, Wayne County, Michigan, more particularly described as follows: Commencing at the Southeast corner of Section 7, Town 1 South, Range 9 East, City of Livonia, Wayne County, Michigan, and proceeding thence South 89 degrees 58 minutes 00 seconds West 353.00 feet along the South line of said
Section 7, said line also being the center line of Six Mile Road 180 feet wide and North 00 degrees 09 minutes 10 seconds East, 90.00 feet to a point on the North line of Six Mile Road and South 89 degrees 58 minutes 00 seconds West
773.02 feet along said line to a point on the Easterly line of Laurel Park Drive North and proceeding along said line North 00 degrees 02 minutes 00 seconds West
70.00 feet and 184.36 feet along the arc of a curve to the left having a radius of 386.00 feet and passing through a central angle of 27 degrees 21 minutes 57 seconds with a long cord bearing North 13 degrees 42 minutes 58 seconds West
182.61 feet to Point of Beginning, and proceeding thence along the Easterly Right-of-Way line of said Laurel Park Drive North 105.33 feet along the arc of a curve to the left having a radius of 386.00 feet and passing through a central angle of 15 degrees 38 minutes 03 seconds with a long cord bearing North 15 degrees 12 minutes 58 seconds West 105.00 feet and North 40 degrees 02 minutes 00 seconds West 146.94 feet; thence 10.14 feet along the arc of a non-tangential curve to the right having a radius of 5.00 feet and passing through a central angle of 23 degrees 14 minutes 05 seconds with a long chord bearing North 58 degrees 35 minutes 02 seconds East 10.07 feet to a point of compound curvature; thence 46.23 feet along the arc of a curve to the right having a radius of
134.00 feet and passing through a central angle of 19 degrees 45 minutes 56 seconds with a long chord bearing North 80 degrees 05 minutes 02 seconds East,
46.00 feet to a point of reverse curvature; thence 61.80 feet along the arc of a curve to the left having a radius of 56.00 feet passing through a central angle of 63 degrees 14 minutes 03 seconds with a long chord bearing North 58 degrees 20 minutes 57 seconds East 58.72 feet; thence North 00 degrees 02 minutes 00 seconds West 372.36 feet; thence 39.27 feet along the arc of a curve to the right having a radius of 25.00 feet and passing through a central angle of 00 degrees 00 minutes 00 seconds with a long chord bearing North 44 degrees 58 minutes 00 seconds East 35.36 feet; thence North 39 degrees 58 minutes 00 seconds East 257.94 feet; thence South 00 degrees 02 minutes 00 seconds East
229.67 feet; thence North 89 degrees 58 minutes 00 seconds East 45.75 feet; thence South 00 degrees 02 minutes 00 seconds East 60.33 feet; thence South 00 degrees 02 minutes 00 seconds East 247.20 feet; thence South 64 degrees 28 minutes 00 seconds West 213.06 feet; thence 31.71 feet along the arc of a curve to the right having a radius of 60.00 feet and passing through a central angle of _0 degrees 16 minutes 44 seconds with a long chord bearing South 79 degrees 36 minutes 22 seconds West, 31.34 feet to the point of beginning, and containing 4.041 acres of land, more or less, and being the same property conveyed to Host La Jolla, Inc., a Delaware corporation, pursuant to that certain Warranty Deed, dated December 15, 1987, recorded December 16, 1987, in liber 23552, page 390, among the land records of Wayne County, Michigan, and being the same property shown on that certain survey, prepared by Orchard, Hiltz & McCliment, Inc., dated December 7, 1989 (last revised January 30, 1990) (the "Survey").

PARCEL II

All of the easements created pursuant to that certain Reciprocal Easement Agreement, Laurel Park, Livonia, Michigan, between Newburgh/Six Mile Limited Partnership, a Michigan limited partnership ("Newburgh"), and Host La Jolla, Inc., a Delaware corporation ("Host"), recorded December 16, 1987, in liber 23552, page 402, among the land records of Wayne County, Michigan, as amended by that certain First Amendment to Reciprocal Easement Agreement, Laurel Park, Livonia, Michigan, dated as of December 20, 1989, by and between Newburgh and Host, recorded February 13, 1990 in liber 24532, page 241, Register No. 90-025568, Wayne County Records, among the aforesaid land records (such Reciprocal Easement Agreement, as so amended, is hereinafter referred to as the "REA"), including, without limitation the following:

(a) A non-exclusive, irrevocable and perpetual access easement for pedestrian and vehicular ingress and ingress and egress between Parcel I, the Parking Facility (as defined in the REA) and Laurel Park Drive over the property described in Exhibit G attached to the REA (the "Access Easement"); and

(b) A non-exclusive, irrevocable and perpetual easement for signage at the entrance to the Host Improvements (as defined in the REA) from the Enclosed Mall (as defined in the REA), and an exclusive, irrevocable and perpetual easement for a free-standing sign and utilities necessary for such sign on Six Mile Road in the area described in Exhibit I attached to the REA (the "Free-Standing Sign Easement"); and

(c) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I to have the Host Improvements adjoin and open into the Enclosed Mall in the location shown on Exhibit F to the REA and as shown on the survey by the 60.33 feet call at the South 00 degrees 02 minutes 00 seconds East on the eastern boundary of Parcel I; and

(d) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I over such portions of the Developer's Site (as defined in the REA) as are, from time to time, in use as common roadways; and

(e) A non-exclusive, irrevocable and perpetual easement for the use of one hundred (100) full size non-valet parking spaces on the "B" level (which is the first level above the grade level) in the south side of the parking deck on the Developer's Site, together with an easement for vehicular and pedestrian use and access to and from such parking spaces and Parcel I and, if the Developer (as defined in the REA) elects not to reconstruct the parking deck after subsequent change or destruction, an easement for the use of hundred (100) full size non-valet surface parking spaces on the south side of the parking area described in Exhibit F to the REA; and

(f) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I across the surface of the Developer's Site for storm water flowage (except roof water) from Parcel I to any catch basin or storm drain located on the Developer's Site to the extent provided in the Master Utility Plan (as defined in the REA); and

(g) Non-exclusive, irrevocable and perpetual underground easements for the benefit of and appurtenant to Parcel I as may be necessary for the installation and use of the Common Utility Facilities (as defined in the REA); gas, water, storm and sanitary sewer pipes and lines, fire protection lines, telephone and electric power lines and for the repair, replacement, maintenance and removal thereof; and

(h) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I for Common Building Components (as defined in the REA); and

(i) A non-exclusive, irrevocable and perpetual easement for access, ingress and egress on and over the immediate proximate area of the Developer's Site to and from Parcel I to the extent reasonably necessary to perform work in the interior and exterior of the Host Improvements and for the construction, maintenance, operation and repair of the Host Improvements; and

(j) A non-exclusive, irrevocable and perpetual easement over the Developer's Site for minor encroachments of portions of the Host Improvements due to engineering errors, errors in original construction, reconstruction, repairs, settlement or shifting of the Host Improvements or any similar causes, but in no event to exceed four inches (4"); and

(k) A non-exclusive, irrevocable and perpetual easement for improvements over the area described in Exhibit F to the REA; and

(l) A non-exclusive, irrevocable and perpetual easements over such portions of the Developer's Site not encumbered by buildings as may be necessary to exercise self-help remedies pursuant to the REA; and

(m) Upon termination or expiration of the REA, non-exclusive, irrevocable and perpetual easements appurtenant to Parcel I to come over and across the portions of the Developer's Site not encumbered by buildings with equipment and materials, and to make use thereof in such manner as may be reasonably necessary to maintain and repair such part or parts of the Common Utility Facilities, Common Building Components and Connector (as defined in the REA) as may be located on the Developer's Site which service Parcel 1.

The Access Easement and the Free-Standing Sign Easement are located as shown on the Survey. The Access Easement is contiguous along its entire Eastern boundary with the entire Western boundary of Parcel I, and there are no gaps, strips or gores between them. The Access Easement is contiguous along its entire Southern boundary with the entire Northern boundary of Parcel I, and there are no gaps, strips or gores between them. The easements comprising Parcel II are irrevocable and this policy affirmatively insures against any loss or damage resulting from the termination of such easements other than as provided in the instruments giving rise thereto, or by abandonment or relinquishment by the named insured.

                                   EXHIBIT "A"

                              SOUTHFIELD, MICHIGAN
                              --------------------

                           DESCRIPTION OF REAL ESTATE




PARCEL I

Land in the City of Southfield, County of Oakland, State of Michigan, described as:

Land in the Northwest 1/4 of Section 21, Town 1 North, Range 10 East, City of
            ---------------------------
Southfield, Oakland County, Michigan is described as: Commencing at the West 1/4
----------
corner of Section 21, thence North 01 degrees 55 minutes 50 seconds West, 1623.11 feet along the West line of Section 21 and the centerline of Berg Road; thence North 88 degrees 04 minutes 10 seconds East, 43.00 feet to a point on the Southerly right of way line of I-696 Service Drive; thence along the said Southerly right of way line of I-696 Service Drive and a curve concave to the Southeast of radius 457.00 feet, a central angle of 72 degrees 22 minutes 33 seconds, an arc distance of 577.28 feet, whose chord bears North 34 degrees 15 minutes 28 seconds East, 539.66 feet; thence continuing along said Service Drive North 70 degrees 26 minutes 45 seconds East, 45.78 feet to the point of beginning; thence North 70 degrees 26 minutes 45 seconds East, 45.62 feet along said Service Drive; thence along said Service Drive and a curve concave to the South of radius 970.00 feet, a central angle of 28 degrees 18 minutes 12 seconds, an arc distance of 478.61 feet, whose chord bears North 84 degrees 34 minutes 51 seconds East, 473.77 feet; thence South 00 degrees 28 minutes 03 seconds East, 478.00 feet; thence South 89 degrees 31 minutes 57 seconds West,
259.00 feet; thence North 48 degrees 30 minutes 08 seconds West, 199.19 feet; thence South 89 degrees 31 minutes 57 seconds West, 108.00 feet; thence North 00 degrees 28 minutes 03 seconds West, 289.00 feet to the point of beginning.

Being the same property conveyed to Marriott Corporation, a Delaware corporation, by deed from FNMC/Berg Development Company Limited Partnership, a Michigan limited partnership, dated September 8, 1987, recorded September 16, 1987, among the land records of Oakland County, Michigan, in Liber 10111, Page 255, and being the same land shown on that certain survey prepared by Orchard, Hiltz & McCliment, Inc. dated December 19, 1989 (last revised January 30, 1990) (the "Survey").

PARCEL II

Land in the City of Southfield, County of Oakland, State of Michigan, described as:

A sixty foot (60') non-exclusive easement for ingress and egress to and from Parcel I, pursuant to that certain Agreement, dated as of September 9, 1987, by and between FNMC/Berg Development Company Limited Partnership, a Michigan limited partnership, and Marriott Corporation, a Delaware corporation, recorded September 16, 1987, in Tax I.D. (# 24-21-100-134)

Liber 10111, Page 236, among the land records of Oakland County, Michigan (the "Development Agreement"), being more particularly described as follows:

Commencing at the West 1/4 corner of Section 21, Town I North, Range 10 East, City of Southfield, Oakland County, Michigan; thence North 01 degrees 55 minutes 50 seconds West 1623.11 feet along the West line of Section 21 and the centerline of Berg Road; thence North 88 degrees 04 minutes 10 seconds East,
43.00 feet; thence along a curve concave to the Southeast of radius 457.00 feet, a central angle of 72 degrees 22 minutes 33 seconds whose chord bears North 34 degrees 15 minutes 28 seconds East, 539.66 feet, an arc distance of 577.28 feet; thence continuing along the Service Drive North 70 degrees 26 minutes 45 seconds East 91.40 feet; thence along said Service Drive and a curve concave to the South of radius 970.00 feet, a central angle of 28 degrees 16 minutes 12 seconds, whose chord bears North 84 degrees 34 minutes 51 seconds East 473.77 feet, an arc distance of 478.61 feet to the point of beginning; thence South 00 degrees 28 minutes 03 seconds East, 478.00 feet; thence North 89 degrees 31 minutes 57 seconds East, 60.00 feet; thence North 00 degrees 28 minutes 03 seconds West 467.68 feet to a point on the South line of the Service Drive; thence along the South line of the Service Drive North 80 degrees 38 minutes 57 seconds West 50.13 feet; and on a curve concave to the South of radius 970.00 feet, a central angle of 00 degrees 38 minutes 05 seconds, whose chord bears North 80 degrees 57 minutes 59 seconds West, 10.75 feet; an arc distance of
10.75 feet to the point of beginning.

Said easement is located as shown on the Survey.

PARCEL III

A six foot (6') landscape easement covering the westerly six feet (6') of Parcel II, pursuant to the Development Agreement. Said easement is located as shown on the Survey.

PARCEL IV

A sixteen foot (16') landscape easement, pursuant to the Development Agreement, being more particularly described as follows:

Commencing at the West 1/4 corner of Section 21, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan, thence North 01



(Tax I.D. # 24-21-100-134)
degrees 55 minutes 50 seconds West, 1623.11 feet along the West line of Section 21 and the center line of Berg Road; thence North 88 degrees 04 minutes 10 seconds East, 43.00 feet to a point on the Southerly right-of-way I-696
Service Drive; thence along the Southerly right-of-way line of I-696 Service Drive and a curve concave to the Southeast of radius 457.00 feet, a central angle of 21 degrees 40 minutes 08 seconds, whose chord bears North 08 degrees 49 minutes 13 seconds East, 171.77 feet, an arc distance of 172.84 feet; thence North 89 degrees 31 minutes 57 seconds East, 115.70 feet to the Point of Beginning; thence continuing North 89 degrees 31 minutes 57 seconds East, 315.00 feet; thence South 48 degrees 30 minutes 08 seconds East, 199.19 feet; thence North 89 degrees 31 minutes 57 seconds East, 265.00 feet; thence South 00 degrees 28 minutes 03 seconds East, 16.00 feet; thence South 89 degrees 31 minutes 57 seconds West, 271.14 feet; thence North 48 degrees 30 minutes 08 seconds West, 199.19 feet; thence South 89 degrees 31 minutes 57 seconds West,
308.86 feet; thence North 00 degrees 28 minutes 03 seconds West, 16.00 feet to the Point of Beginning.

Said easement is located as shown on the Survey.

PARCEL V

Easements for utilities, pursuant to the Development Agreement.

(Tax I.D. # 24-21-100-134)

                              DAYTON, OHIO PROPERTY
                              ---------------------

                                Legal Description

LOCATED IN SECTION 2, TOWN 1, RANGE 7 M.R.S., CITY OF DAYTON, COUNTY OF MONTGOMERY, STATE OF OHIO, AND BEING A TRACT OF LAND DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE SOUTH LINE OF STEWART STREET WITH THE EAST LINE OF PATTERSON BLVD., SAID PATTERSON BLVD. BEING ONE HUNDRED AND 00/100 (100.00) FEET WIDE; THENCE IN A SOUTHERLY DIRECTION WITH THE EAST LINE OF SAID PATTERSON BLVD. ON A CURVE TO THE LEFT WITH A RADIUS OF TWO THOUSAND TWO HUNDRED FORTY-ONE AND 83/100 (2,241.83) FEET FOR TWO HUNDRED EIGHTY-THREE AND 44/100 (283.44) FEET TO A POINT OF REVERSE CURVATURE; THENCE STILL WITH THE EAST LINE OF SAID PATTERSON BLVD. IN A SOUTHERLY DIRECTION ON A CURVE TO THE RIGHT WITH A RADIUS OF FOUR THOUSAND FIVE HUNDRED THIRTY-FOUR AND 20/100 (4,534.20) FEET FOR FOUR HUNDRED FIVE AND 27/100 (405.27) FEET TO SAID POINT OF BEGINNING; THENCE FROM SAID POINT OF BEGINNING IN A NORTHEASTERLY DIRECTION ON A CURVE TO THE RIGHT WITH A RADIUS OF TWENTY AND 00/100 (20.00) FEET FOR THIRTY-ONE AND 20/100 (31.20) FEET (THE CHORD TO SAID CURVE BEARING, NORTH FIFTY-NINE DEGREES THIRTY-TWO MINUTES TWELVE AND 5/10 SECONDS (59 DEG. 32' 12.5") EAST FOR TWENTY-EIGHT AND 13/100 (28.13) FEET) TO A POINT IN THE SOUTH LINE OF RIVER PARK DRIVE; THENCE WITH THE SOUTH LINE OF SAID RIVER PARK DRIVE ON A TANGENT BEARING, SOUTH SEVENTY-FIVE DEGREES FORTY-SIX MINUTES FORTY SECONDS (75 DEG. 46' 40") EAST FOR THREE HUNDRED THIRTY-FOUR AND 31/100 (334.31) FEET; THENCE STILL WITH THE SOUTH LINE OF SAID RIVER PARK DRIVE IN AN EASTERLY DIRECTION ON A CURVE TO THE LEFT WITH A RADIUS OF NINE HUNDRED EIGHTY-FOUR AND 93/100 (984.93) FEET FOR THREE HUNDRED EIGHTY-SEVEN AND 67/100 (387.67) FEET (THE CHORD TO SAID CURVE BEARING, SOUTH EIGHTY-SEVEN DEGREES THREE MINUTES THIRTEEN AND 5/10) SECONDS (87 DEG 03' 13.5") EAST FOR THREE HUNDRED EIGHTY-FIVE AND 18/100 (385.18) FEET); THENCE STILL WITH THE SOUTH LINE OF SAID RIVER PARK DRIVE ON A TANGENT BEARING, NORTH EIGHT-ONE DEGREES FORTY MINUTES THIRTEEN SECONDS (81 DEG. 40' 13") EAST FOR TWENTY-NINE AND 00/100 (29.00) FEET; THENCE IN A SOUTHEASTERLY DIRECTION ON A CURVE TO THE RIGHT WITH A RADIUS OF FIFTEEN AND 00/100 (15.00) FEET FOR TWENTY-THREE and 56/100 (23.56) FEET (THE CHORD TO SAID CURVE BEARING, SOUTH FIFTY-THREE DEGREES NINETEEN MINUTES FORTY-SEVEN SECONDS (53 DEG. 19' 47") EAST FOR TWENTY-ONE AND 21/100 (21.21)
FEET); THENCE ON A TANGENT TO SAID CURVE, SOUTH EIGHT DEGREES NINETEEN MINUTES FORTY-SEVEN SECONDS (8 DEG. 19' 47") EAST FOR THREE HUNDRED FORTY-TWO AND 90/100 (342.90) FEET; THENCE NORTH EIGHTY-TWO DEGREES THIRTY-ONE MINUTES THIRTY SECONDS (82 DEG. 31' 30") WEST FOR ONE HUNDRED FORTY AND 57/100 (140.57) FEET; THENCE SOUTH SEVENTY-TWO DEGREES NINETEEN MINUTES THIRTY-FOUR SECONDS (72 DEG. 19' 34") WEST FOR EIGHT HUNDRED NINETY-TWO AND 28/100 (892.28) FEET; THENCE NORTH SIXTY-SIX DEGREES TWENTY MINUTES NO SECONDS (66 DEG. 20' 00") WEST FOR SEVENTY-FIVE AND 00/ 100 (75.00) FEET TO A POINT IN THE EAST LINE OF SAID PATTERSON BLVD.; THENCE WITH THE EAST LINE OF SAID PATTERSON BLVD. IN A NORTHERLY DIRECTION ON A CURVE TO THE LEFT WITH A RADIUS OF FOUR THOUSAND FIVE HUNDRED THIRTY-FOUR AND 20/100 (4,534.20) FEET FOR SIX HUNDRED NINETY-SEVEN AND 61/100 (697.61) FEET TO THE POINT OF BEGINNING (THE CHORD TO SAID CURVE BEARING, NORTH NINETEEN DEGREES FIFTEEN MINUTES THIRTY-TWO AND 5/10 SECONDS (19 DEG. 15' 32.5") EAST FOR SIX HUNDRED NINETY-SIX AND 92/100 (696.92) FEET), CONTAINING NINE AND 946/1000 (9.946) ACRES, MORE OR LESS, AND BEING THE SAME LAND SHOWN ON THAT CERTAIN PLAT OF SURVEY PREPARED BY WOOLPERT CONSULTANTS, DATED DECEMBER 13, 1989, LAST REVISED JANUARY 30, 1990.

                          LIVONIA, MICHIGAN PROPERTY
                          --------------------------

                          DESCRIPTION OF REAL ESTATE

PARCEL I

Land in the City of Livonia, County of Wayne, State of Michigan, described as:

A parcel of land situated in the Southeast 1/4 of Section 7, Town 1 South, Range 9 East, City of Livonia, Wayne County, Michigan, more particularly described as follows: Commencing at the Southeast corner of Section 7, Town 1 South, Range 9 East, City of Livonia, Wayne County, Michigan and proceeding thence South 89 degrees 58 minutes 00 seconds West 353.00 feet along the South line of said
Section 7, said line also being the centerline of Six Mile Road 180 feet wide and North 00 degrees 09 minutes 10 seconds East, 90.00 feet to a point on the North line of Six Mile Road and South 89 degrees 58 minutes 00 seconds West
773.02 feet along said line to a point on the Easterly line of Laurel Park Drive North and proceeding along said line North 00 degrees 02 minutes 00 seconds West
70.00 feet and 184.36 feet along the arc of a curve to the left having a radius of 386.00 feet and passing through a central angle of 27 degrees 21 minutes 57 seconds with a long chord bearing North 13 degrees 42 minutes 58 seconds West
182.61 feet to Point of Beginning, and proceeding thence along the Easterly Right-of-Way line of said Laurel Park Drive North 105.33 feet along the arc of a curve to the left having a radius of 386.00 feet and passing through a central angle of 15 degrees 38 minutes 03 seconds with long chord bearing North 35 degrees 12 minutes 58 seconds West 105.00 feet and North 43 degrees 02 minutes 00 seconds West 146.94 feet; thence 10.14 feet along the arc of a non-tangential curve to the right having a radius of 25.00 feet and passing through a central angle of 23 degrees 14 minutes 05 seconds with a long chord bearing North 58 degrees 35 minutes 02 seconds East 10.07 feet to a point of compound curvature; thence 46.23 feet along the arc of a curve to the right having a radius of
134.00 feet and passing through a central angle of 19 degrees 45 minutes 56 seconds with a long chord bearing North 80 degrees 05 minutes 02 seconds East,
46.00 feet to a point of reverse curvature; thence 61.80 feet along the arc of a curve to the left having a radius of 56.00 feet passing through a central angle of 63 degrees 14 minutes 03 seconds with a long chord bearing North 58 degrees 20 minutes 57 seconds East 58.72 feet; thence North 00 degrees 02 minutes 00 seconds West 372.36 feet; thence 39.27 feet along the arc of a curve to the right having a radius of 25.00 feet and passing through a central angle of 90 degrees 00 minutes 00 seconds with a long chord bearing North 44 degrees 58 minutes 00 seconds East 35.36 feet; thence North 89 degrees 58 minutes 00 seconds East 257.94 feet; thence South 00 degrees 02 minutes 00 seconds East
229.67 feet; thence North 89 degrees 56 minutes 00 seconds East 45.75 feet; thence South 00 degrees 02 minutes 00 seconds East 60.33 feet; thence South 89 degrees 58 minutes 00 seconds West 48.75 feet; thence South 00 degrees 02 minutes 00 seconds 247.20 feet; thence South 64 degrees 28 minutes 00 seconds West 213.06 feet; thence 31.71 feet along the arc of a curve to the right having a radius of 60.00 feet and passing through a central angle of 30 degrees 16 minutes 44 seconds with a long chord bearing South 79 degrees 36 minutes 22 seconds West, 31.34 feet to the point of beginning, and containing 4.041 acres of land, more or less, and being the same property conveyed to Host La Jolla, Inc., a Delaware corporation, pursuant to the certain Warranty Deed, dated December 15, 1987, recorded December 16, 1987, in liber 23552, page 390, among the land records of Wayne County, Michigan, and being the same property shown on that certain survey, prepared by Orchard, Hiltz & McCliment, Inc., dated December 7, 1989 (last revised January 30, 1990) (the Survey).

PARCEL II

All of the easements created pursuant to that certain Reciprocal Easement Agreement, Laurel Park, Livonia, Michigan, between Newburgh/Six Mile Limited Partnership, a Michigan limited partnership ("Newburgh") and Host La Jolla, Inc., a Delaware corporation ("Host"), recorded December 16, 1987, in liber 23552, page 402, among the land records of Wayne County, Michigan, as amended by that certain First Amendment to Reciprocal Easement Agreement, Laurel Park, Livonia, Michigan, dated as of January, 1990, by and between Newburgh and Host, recorded january, 1990, among the aforesaid land records (such Reciprocal Easement Agreement, as so amended, is hereinafter referred to as the "REA"), including without limitation, the following:

(a) A non-exclusive, irrevocable and perpetual access easement for pedestrian and vehicular ingress and egress between Parcel I, the Parking Facility (as defined in the REA) and Laurel Park Drive over the property described in Exhibit G attached to the REA; and

(b) A non-exclusive, irrevocable and perpetual easement for signage at the entrance to the Host Improvements (as defined in the REA) from the Enclosed Mall (as defined in the REA), and an exclusive, irrevocable and perpetual easement for a free-standing sign and utilities necessary for such sign on Six Mile Road in the area described in Exhibit I attached to the REA; and

(c) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I to have the Host Improvements adjoin and open into the Enclosed Mall in the location shown on Exhibit F to the REA and as shown on the survey by the
     60.33 feet call at the South 00 degrees 02 minutes 00 seconds East on the eastern boundary of Parcel I; and

(d) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I over such portions of the Developer's Site (as defined in the REA) as are, from time to time, in use as common roadways; and

(e) A non-exclusive, irrevocable and perpetual easement for the use of one hundred (100) full size non-valet parking spaces on the "B" level (which is the first level above the grade level) in the south side of the parking deck on the Developer's Site, together with the easement for vehicular and pedestrian use and access to and from such parking spaces and Parcel I and, if the Developer

Tax I.D. #028-99-0002-006

     (as defined in the REA) elects not to reconstruct the parking deck after subsequent change or destruction, an easement for the use of one hundred
     (100) full size non-valet surface parking spaces on the south side of the parking area described in Exhibit F to the REA; and

(f) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I across the surface of the Developer's Site for storm water flowage (except roof water) from Parcel I to any catch basin or storm drain located on the Developer's Site to the extent provided in the Master Utility Plan (as defined in the REA); and

(g) Non-exclusive, irrevocable and perpetual underground easements for the benefit of and appurtenant to Parcel I as may be necessary for the installation and use of the Common Utility Facilities (as defined in the REA); gas, water, storm and sanitary sewer pipes and lines, fire protection lines, telephone and electric power lines and for the repair, replacement, maintenance and removal thereof; and

(h) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I for Common Building Components (as defined in the REA); and

(i) A non-exclusive, irrevocable and perpetual easement for access, ingress and egress on and over the immediate proximate area of the Developer's Site to and from Parcel I to the extent reasonably necessary to perform work on the interior and exterior of the Host Improvements and for the construction, maintenance, operation and repair of the Host Improvements; and

(j) A non-exclusive, irrevocable and perpetual easement over the Developer's Site for minor encroachments of portions of the Host Improvements due to engineering errors, errors in original construction, reconstruction, repairs, settlement or shifting of the Host Improvements or any similar causes, but in no event to exceed four inches (4"); and

(k) A non-exclusive, irrevocable and perpetual easement for improvements over the area described in Exhibit F to the REA; and

(l) Non-exclusive, irrevocable and perpetual easements over such portions of the Developer's Site not encumbered by buildings as may be necessary to exercise self-help remedies pursuant to the REA; and

(m) Upon termination or expiration of the REA, non-exclusive, irrevocable and perpetual easements appurtenant to Parcel I to come over and across the portions of the Developer's Site not encumbered by buildings with equipment and materials, and to make use thereof in such manner as may be reasonably necessary to maintain and repair such part or parts of the Common Utility Facilities, Common Building Components and Connector (as defined in the
     REA) as may be located on the Developer's Site which service Parcel I.

Tax I.D. # 028-99-0002-006

                                  EXHIBIT "A"

                         FULLERTON, CALIFORNIA PROPER
                         ----------------------------
                               Legal Description


PARCEL 1: All that portion of the South half of Section 25, Townsite 3 South, Range 10 West in the Rancho San Juan Cajon de Santa Ana, City of Fullerton, County of Orange, State of California, as shown on a map recorded in Book 51 at Page 7 of Miscellaneous Maps in the office of the County Recorder of said County, more particularly described as follows:

Beginning at the intersection of a line parallel with and distant Northerly
100.00 feet measured at right angles to the Northerly right-of-way line of Nutwood Avenue, said Northerly right-of-way line having a bearing of North 89 (degrees) 16' 15" West as same is shown on a map filed in Book 93 at Pages 3 and 4, Records of Surveys of said Orange County, and a line parallel with and distant Westerly 60.00 feet measured at right angles to the Westerly line of "ROUTE 57 FREEWAY", said Westerly line having a bearing of North 15 (degrees) 00' 53" East of same is shown on said map filed in Book 93 at Pages 3 and 4, Records of Surveys; thence, along said line parallel with the Northerly right-of-way line of Nutwood Avenue North 89 (degrees) 16' 15" West 385.00 feet; thence, leaving last said line North 0 (degrees) 43' 47" East 26.06 feet; thence, North 23 (degrees) 34' 08" East 158.50 feet; thence, at right angles to last line North 66 (degrees) 25' 52" West 12.00 feet; thence at right angles to last line North 23 (degrees) 34' 08" East 226.81 feet; thence, parallel with said Northerly right-of-way line of Nutwood Avenue South 89 (degrees) 16' 13" East 323.81 feet; thence, leaving said parallel line South 0 (degrees) 43' 47" West 94.26 feet to a point is aforementioned line parallel with the Westerly line of "ROUTE 57 FREEWAY"; thence along last said parallel line South 15 (degrees) 00' 53" West 281.84 feet to the POINT OF BEGINNING. Containing an area of 3.116 Acres more or less, and being the same land shown on the survey prepared by Wagner Pacific, Inc., dated November 16, 1989, last revised January 29, 1990.

PARCEL 2: An exclusive easement for ingress, egress, parking and landscaping purposes in and to that portion of said South half of Section 25, Townsite 3 South, Range 10 West in the Rancho San Juan Cajon de Santa Ana, City of Fullerton, County of Orange, State of California, as shown on said map recorded in Book 51 at Page 7 of Miscellaneous Maps in the office of the County Recorder of said County, more particularly described as follows:

Beginning at the intersection of said Northerly right-of-way line of Nutwood Avenue, said Northerly right-of-way line having a bearing of North 89 (degrees) 16' 13" West and said Westerly line of "ROUTE 57 FREEWAY" having a bearing of North 15 (degrees) 00' 53" East; thence, along said Northerly right-of-way line North 89 (degrees) 16' 13" West 390.45 feet; thence North 16 (degrees) 13' 59" West 21.39 feet; thence North 44 (degrees) 16' 13" West 35.00 feet; thence, North 0 (degrees) 43' 47" East 54.79 feet to the Southwesterly corner of said Lease Area, containing an area of 3.116 Acres more or less; thence, along the Southerly line of said Lease Area South 89 (degrees) 16' 13" East 385; thence, along the Easterly line of said Lease Area North 15 (degrees) 00' 55" East
281.84 feet; thence, North 0 (degrees) 43' 47" East 94.26 feet to the Northeast corner of said Lease Area; thence, along the Easterly prolongation of the Northerly line of said Lease Area South 89 (degrees) 16' 13" East 73.15 feet to its intersection with aforementioned Westerly line of "ROUTE 57 FREEWAY" as same is shown on said map filed in Book 93 at Pages 3 and 4, Records of Survey of said Orange County; thence, along last said Westerly line through the following courses: South 9 (degrees) 22' 45" West, 125.79 feet to an angle point and South 15 (degrees) 00' 53" West, 353.97 feet to the POINT OF BEGINNING, and being the same land shown on the survey prepared by Wagner Pacific, Inc., dated November 16, 1989, last revised January 29, 1990.

                                  EXHIBIT "A"

                    RESEARCH TRIANGLE PARK, NORTH CAROLINA
                    --------------------------------------

                               Legal Description

      BEGINNING at a new iron pipe, said iron pipe being set at the intersection of the southerly line of the right-of-way of Guardian Drive and the easterly line of the right-of-way of Miami Boulevard,

      THENCE South 87 degrees 26 minutes 55 seconds East with the southerly line of the right-of-way of Guardian Drive for a distance of 132.33 feet to a new iron pipe set on the southerly line of the right-of-way of Guardian Drive,

      THENCE still with the southerly line of the right-of-way of Guardian Drive along a curve to the right having a radius of 452.93 feet and an arc length of
355.73 feet, being subtended by a chord of South 64 degrees 56 minutes 55 seconds East for a distance of 346.66 feet to a new iron pipe set on the southwesterly line of the right-of-way of Guardian Drive,

      THENCE with the southwesterly line of the right-of-way of Guardian Drive along a curve to the right having a radius of 470.00 feet and an arc length of
427.27 feet, being subtended by a chord of South 16 degrees 24 minutes 29 seconds East for a distance of 412.71 feet to a new iron pipe set on the southwesterly line of the right-of-way of Guardian Drive,

      THENCE South 09 degrees 38 minutes 17 seconds West for a distance of
198.06 feet to an existing iron pipe found on the westerly line of the right-of-way of Guardian Drive,

      THENCE with the westerly line of the right-of-way of Guardian Drive along a curve to the left having a radius of 550.01 feet and an arc length of 285.37 feet, being subtended by a chord of South 05 degrees 13 minutes 26 seconds East for a distance of 282.18 feet to an existing iron pipe found on the westerly line of the right-of-way of Guardian Drive,

      THENCE South 69 degrees 54 minutes 54 seconds West for a distance of
131.54 feet leaving said right-of-way to an existing iron pipe found on the northeasterly line of the right-of-way of Interstate 40 Access Ramp,

      THENCE with the northeasterly line of the right-of-way of Interstate 40 Access Ramp along a curve to the left having a radius of 816.20 feet and an arc length of 416.14 feet, being subtended by a chord of North 39 degrees 15 minutes 20 seconds West for a distance of 411.64 feet to an existing concrete monument found on the northeasterly line of the right-of-way of Interstate 40 Access Ramp,

     THENCE North 59 degrees 06 minutes 12 seconds West for a distance of 213.76 feet along the northeasterly line of the right-of-way of Interstate 41 Access Ramp to an existing concrete monument found on the northeasterly line of the right-of-way of Interstate 40 Access Ramp,

     THENCE North 47 degrees 15 minutes 26 seconds West for a distance of 110.76 feet to an existing concrete monument found at the intersection of the northeasterly line of the right-of-way of Interstate 40 Access Ramp and the easterly line of the right-of-way of Miami Boulevard,

     THENCE North 16 degrees 17 minutes 05 seconds East for a distance of 229.08 feet along the easterly line of the right-of-way of Miami Boulevard to an existing concrete monument found on the easterly line of the right-of-way of Miami Boulevard,

     THENCE North 06 degrees 48 minutes 31 seconds East for a distance of 321.29 feet to an existing concrete monument found on the easterly line of the right-of-way of Miami Boulevard,

     THENCE North 17 degrees 56 minutes 07 seconds West for a distance of 28.83 feet to a new iron pipe set, the point and place of BEGINNING.

     SAID property contains 10.3368 acres more or less, being the same land shown on that certain plat of survey entitled "ALTA/ACSM Survey of Marriott Hotel" dated November 28, 1989, last revised January 24, 1990, and prepared by Garry C. VanPool, Registered Land Surveyor No. L-2986, and being the same property conveyed by deed dated November 24, 1986, from Linpro Triangle Offices I Limited to Marriott Corporation, recorded in Book 1348, Page 735, among the land records of Durham County, North Carolina.

                                  EXHIBIT A
                       FAIRFAX COUNTY, VIRGINIA PROPERTY

                               LEGAL DESCRIPTION

                      PARCEL I:  (TAX MAP 049-4-01-0070)

                          DESCRIPTION OF PARCEL 12-A
                          PART OF THE PROPERTIES OF
                         PARK WEST/FAIRVIEW ASSOCIATES
                    AND ESSEX HOUSE CONDOMINIUM CORPORATION
                 PROVIDENCE DISTRICT, FAIRFAX COUNTY, VIRGINIA

BEGINNING at a point at the Southwesterly terminus of Fairview Park Drive as recorded in Deed Book 6126 at page 959 among the land records of Fairfax County, Virginia; thence with the Southerly line of Fairview Park with a curve to the right whose radius is 50.00 feet (and whose chord is S 80 degrees 45' 18" E, 73.90 feet) an arc distance of 83.16 feet to a point; thence continuing with the Southerly R/W line of Fairview Park Drive and the Westerly R/W line of an ingress-egress easement through the property of Park West/Fairview Associates the following courses: with a curve to the right whose radius is 465.00 feet (and whose chord is S 18 degrees 13' 22' E; 238.89 feet) an arc distance of
241.60 feet; S 03 degrees 20' 18" E' 270.95 feet; with a curve to the right whose radius is 800.00 feet (and whose chord is S 02 degrees 18' 14" E, 28.89 feet) an arc distance of 28.89 feet and S 01 degrees 16' 10" E, 83.89 feet to a point; thence departing from the ingress-egress easement and running through the properties of Park West/Fairview Associates and Essex Associates the following courses: S 89 degrees 32' 09" W, 178.01 feet; N 45 degrees 27' 51" W, 28.94 feet; S 89 degrees 32' 09" W, 27.39 feet; S 44 degrees 32' 09" W, 4.24 feet; S 89 degrees 32' 09" W, 4.00 feet; N 45 degrees 27' 51" W, 4.24 feet; S 89 degrees 32' 09" W, 18.00 feet; N 45 degrees 27' 51" W' 6.96 feet; S 44 degrees 32' 09"
W, 1.50 feet; N 45 degrees 27' 51" W, 2.00 feet; S 44 degrees 32' 09" W, 14.50 feet; N 45 degrees 27' 51" 7.04 feet; S 89 degrees 32' 09" W, 23.47 feet; N 45 degrees 27' 51" W, 45.41 feet; S 89 degrees 32' 09" W, 29.68 feet; N 45 degrees 27' 51" W, 78.78 feet; N 00 degrees 27' 51" W, 85.00 feet and W 45 degrees 27'
51" W, 137.14 feet to a point on the Southeasterly R/W line of an ingress-egress easement; thence with the Southeasterly R/W line of the ingress-egress easement; thence with continuing through the property of Park West/Fairfax Associates the following courses: with a curve to the right whose radius is 440.00 feet (and whose chord is N 38 degrees 25' 58" E, 200.42 feet) an arc distance of 202.20 feet and N51 degrees 35' 52" E, 288.05 feet to the point of beginning, containing 5.15294 acres of land, more or less, and being the same property conveyed to Essex House Condominium Corporation, a Delaware corporation) "Essex House"), by Quitclaim Deed, dated as of April 30, 1986, recorded April 30, 1986, in Deed Book 6365, Page 1139, among the land records of Fairfax County, Virginia, as adjusted by the central Boundary Line Adjustment and Deed of Exchange, dated May 10, 1986, by and between Park West/Fairview Associates and Essex House, recorded May 20, 1988, in Deed Book 7031, Page 1151, among said land records, and being the same land on sheet 1 of that certain survey, prepared by Dewberry & Davis, dated November 13, 1989, last revised January 31, 1990 the "Survey").

PARCEL II:  (TAX-MAP 059-2-01-0058)

The leasehold interest in and to the following described parcel, together with any other rights of lessee in and to the following described parcel, (including the option to purchase the following described parcel), for a term of ninety-nine (99) years, ending on April 30, 2085, pursuant to that certain Ground Lease Agreement, dated as of April 30, 1986, by and between Park West/Fairview Associates ("Park West"), as lessor, and Essex House Condominium Corporation ("Essex House"), as lessee, as amended by that certain unrecorded First Amendment to Ground Lease, effective as of May 10, 1988, and executed by Park West and Essex House, and as further amended by that certain Amendment to
Ground Lease Agreement, Memorandum of Lease, Declaration of Easements, Covenants and Related Agreements, Covenant and Restriction Agreement, and Supplemental Declaration of Protective Covenants, Conditions and Restrictions, dated as of February 5, 1990, by and among Eleven Fairview Associates, a Delaware joint venture partnership ("Eleven Fairview"), Essex House, and Fairview Park Owners Association, a Virginia non-stock not for profit corporation (the
"Association"), recorded January .., 1990 in Deed Book ..., Page ...., among the land records of Fairfax County, Virginia (the "Ground Lease Parcel Amendment"), and as assigned to Marriott Diversified American Hotels, L.P. ("MDAHLP") pursuant to that certain Assignment and Assumption of Lease Agreement, dated as of January .., 1990, by and between Essex House, as assignor, and Marriott Diversified American Hotels, L.P. ("MDAHLP"), as assignee, recorded January ..,
1990, in Deed Book ...., Page ....., among said land records. A memorandum of said Ground Lease Agreement was recorded April 30, 1986, in Deed Book 6365, Page 1225, among said land records, as amended by the Ground Lease Parcel Amendment.

                                 DESCRIPTION OF
                     A GROUND LEASE AREA THROUGH PARCEL 11-A
              PART OF THE PROPERTY OF PARK WEST/FAIRVIEW ASSOCIATES
                               PROVIDENCE DISTRICT
                            FAIRFAX COUNTY, VIRGINIA

     BEGINNING at a point on the Westerly line of an existing ingress/egress easement as recorded in Deed Book 6133 at page 309 among the land records of Fairfax County, Virginia (Fairview Park Drive), said point being the following courses: with a curve to the right whose radius is 465.00 feet, an arc distance of 232.03 feet; S 03 deg. 20' 18" E, 270.95 feet; with a curve to the right whose radius is 800.00 feet, and whose chord is S 02 deg. 18' 14" E, 28.88 feet, an arc distance of 28.89 feet and S 01 deg. 16' 10" E, 83.89 feet from a point on the Southerly line of Fairview Park Drive as dedicated in Deed Book 6126 at page 959 among the said land records and running thence through the property of Park West/Fairview Associates with the lines of the said ingress/egress easement S 01 deg. 16' 10" E, 136.11 feet and with a curve to the right whose radius is 280.00 feet, and whose chord is S 32 deg. 26' 54" W, 310.86 feet, an arc distance of 329.55 feet to a point; thence departing the said ingress/egress easement and continuing through the property of Park West/Fairview Associates (Parcel 11-A) the following courses: N 00 deg. 27' 51" W, 350.73 feet; S 89 deg. 32' 09" W, 20.78 feet; N 45 deg. 27' 51" W,

     69.01 feet S 89 deg. 32' 09" W, 22.88 feet and N 00 deg. 27' 51" W, 22.25 feet to a point on the Southerly line of Parcel 12-A; thence continuing with the Southerly lines of Parcel 12-A the following courses: N 44 deg. 32' 09" E, 0.94 feet; S 45 deg. 27' 51" E, 6.96 feet; N 89 deg. 32' 09" E,
     18.00 feet; S 45 deg. 27' 51" E, 4.24 feet; N 89 deg. 32' 09" E, 4.00 feet; N 44 deg. 32' 09" E, 4.24 feet; N 89 deg. 32' 09" E, 27.39 feet; S
     45 deg. 27' 51" E, 28.94 feet and N 89 deg. 32' 09" E, 178.01 feet to the point of beginning, containing 1.33755 acres of land, more or less, and being the same land described as the "Ground Lease Area" and shown on Sheet 2 of the Survey.

PARCEL III

All of the easements and rights appurtenant to Parcel I and/or Parcel II and created by:

     (a) that certain Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, Fairfax County, Virginia, dated February 27, 1985, by Park West, recorded February 28, 1985, in Deed Book 6104, Page 910, among the land records of Fairfax County, as amended by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions for Parcel 12, Fairview Park, Fairfax County, Virginia, dated April 30, 1986, by Park West, recorded April 30, 1986, in Deed Book 6365, Page 1106, among said land records (as amended by the Ground Lease Parcel Amendment), as further amended by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, Fairfax County, Virginia, With Respect to Certain Common Facilities, dated April 30, 1986, by Park West, recorded April 30, 1986, in Deed Book 6365, Page 1229, among said land records, as further amended by that certain First Amendment to Declaration of Protective Covenants, Conditions and Restrictions at Fairview Park, Fairfax County, Virginia, by and between Park West and the Association, recorded January 22, 1988, in Deed Book 6943, Page 54, among said land records, and as further amended by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions for Parcel 11, Fairview Park, Fairfax County, Virginia, by Park West, recorded June 1, 1988, in Deed Book 7042, Page 1447, among said land records (the Declaration of Protective Covenants, Conditions and Restrictions at Fairview Park, as so amended, is hereinafter referred to as the "Declaration"), including, without limitation, a non-exclusive right and easement of enjoyment in and to the Common Facilities (as defined in the Declaration), and rights of ingress and egress over Fairview Park Drive as set forth in the Declaration;

     (b) that certain Declaration of Easements, Covenants and Related Agreements, dated as of April 30, 1986, by and among Park West, Essex Rouse, and the Association, recorded April 30, 1986, in Deed Book 6365, Page 1182, among the land records of Fairfax County, as amended by that certain unrecorded First Amendment to Declaration of Easements, Covenants and Related

           Agreements, dated as of May 10, 1988, by and among Park West, Essex House, and the Association and as further amended by the Ground Lease Parcel Amendment (the Declaration at Easements, Covenants and Related Agreements, as so amended, is hereinafter referred to as the "Second Declaration"), including, without limitation, a non-exclusive easement upon, over, under and across the Office/Retail Site (as defined in the Second Declaration) for construction of the Hotel (as defined in the Second Declaration) and the Hotel Garage (as defined in the Second Declaration), as more particularly described in Section 3(b) of the Second Declaration; an easement to extend the foundation of the Hotel and the Hotel Garage onto certain portions of the Office/Retail Site and to maintain such extensions, as more Particularly described in Section 5(a) of the Second Declaration; a perpetual and reciprocal easement on, under and over the Office/Retail Site, the Courtyard (as defined in the Second Declaration) and the Walkway (as defined in the Second Declaration) for Minor Encroachments (as defined in the Second Declaration) of the Hotel or the Leased Garage Site (as defined in the Second Declaration) thereon, together with a perpetual and reciprocal easement for the maintenance of such Minor Encroachments, as more particularly described in Section 6 of the Second Declaration, and together with a fee simple interest in such Minor a perpetual easement of support for the Hotel, the Hotel Site (as defined in the Second Declaration), the Leased Garage Site and the Hotel Garage by way of contribution from the foundations, columns and other portions of the Office/Retail Garage and/or the Office/Retail Facility, as more particularly described in Section 7 of the Second Declaration; a perpetual, non-exclusive easement upon, over, under and across the Office/Retail Site for the installation, maintenance, repair, removal, relocation and replacement of utilities, as more particularly described in Section 8 of the Second Declaration; a non-exclusive easement upon, over, under and across the Courtyard for pedestrian ingress to and egress from the insured parcels, for pedestrian access between the Hotel, the Office/Retail Facility and the Walkway, and for the installation, maintenance, repair, removal, relocation and replacement of utilities, as more particularly described in Section 9 of the Second Declaration; a non-exclusive easement upon, over, under and across the Walkway for pedestrian ingress to and egress from the insured parcels, and for the installation, maintenance, repair, removal, relocation and replacement of utilities, as more particularly described in Section 10 of the Second Declaration; and a perpetual easement for pedestrian access between the Hotel, the Hotel Garage, and the Office/Retail Facility over a portion of the Office/Retail Site, as more Particularly described in Section 13 of the Second Declaration;

     (c) that certain Reciprocal Easement Agreement, dated as of May 10, 1988, by and between Park West and Essex House, recorded May 20, 1988, in Deed Book 7031, Page 1132, among the land records of Fairfax County (the "REA"), including, without limitation, a non-exclusive easement upon, over and across the roadway constructed or to be constructed by Park West on a portion of the Office Site (as defined in the REA) for access between the Loop Road (as defined in the REA) and the Parking Facility (as defined in the REA); a non-exclusive easement for pedestrian traffic across each floor of the Garage (as defined in the REA); a non-exclusive easement for vehicular traffic across each floor of the Garage; a non-exclusive easement for parking in areas designated for parking in the Garage; and a non-exclusive right of entry and easement aver and across the Garage for all purposes reasonably necessary for the performance of the REA and certain other agreements; and

     (d) that certain Joint Operating Agreement and Cross-Access Easement, dated January __, 1990, by and between Essex House, Eleven Fairview, and Marriott Corporation, a Delaware corporation, recorded January __, 1990, in Deed Book ____, Page ____, among the land records of Fairfax County (the "JOA"), including, without limitation, non-exclusive easements for pedestrian and vehicular traffic across each floor of the EFA Garage (as defined in the JOA), and between the Essex Garage (as defined in the JOA) and the public streets and alleys now and hereafter abutting or located on any portion of the EFA Garage Site (as defined in the JOA); for pedestrian traffic between the Essex Garage and the public walkways, escalators, elevators, concourses, plazas, malls and bridges now and hereafter abutting or located on any portion of the Total Site (as defined in the JOA); for furnishing connection, attachment to walls, and other points of access from the Essex House Garage to the EFA Garage, and for the encroachment, maintenance and repair of connecting elements at the Connecting Points (as defined in the JOA), together with a fee simple interest in and to such encroachments; for parking of passenger cars, vans and small trucks; and for construction, installation, operation, repair, reconstruction, maintenance and removal of the Access System (as defined in the JOA).

                                    EXHIBIT B


                       MEMORANDUM OF MANAGEMENT AGREEMENT
                       ----------------------------------


     This is a memorandum of that certain unrecorded Amended and Restated Management Agreement dated as of June 30, 1993 (the "Agreement") between MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P. ("Owner"), a De1aware limited partnership with a mailing address at 10400 Fernwood Road, Bethesda, Maryland 20058, and MARRIOTT INTERNATIONAL, INC., formerly known as Marriott Hotels, Inc. ("Management Company"), a Delaware corporation, with a mailing address at 10400 Fernwood Road, Bethesda, Maryland 20058 concerning six (6) hotel properties including, without limitation, the premises described in Exhibit "A" attached hereto and made a part hereof by reference. The term of the Agreement expires December 31, 2009, unless sooner terminated or renewed as provided therein.

     This memorandum is recorded merely as notice of the Agreement, and reference is made thereto for the full terms and conditions thereof. Provisions in this memorandum shall not be used in interpreting the Agreement provisions and in the event of a conflict between this memorandum and the unrecorded Agreement, the unrecorded Agreement shall control.



                         [SIGNATURES ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, Owner and Management Company have caused this Memorandum of Management Agreement to be executed under seal as of the 30th day of June, 1993.


                                        OWNER:
                                        -----

                                        MARRIOTT DIVERSIFIED AMERICAN
                                        HOTELS, L.P., a De1aware limited
                                        partnership                      (SEAL)

Signed, sealed and delivered            By:  Marriott MDAH One Corporation,
as to Owner in the presence of:              a De1aware corporation, Sole
                                             General Partner


----------------------------------           By:
Witness                                         ------------------------------
Printed Name:                                   Name:
             ---------------------                   -------------------------
                                                Title:
                                                      ------------------------
----------------------------------
Witness                                      Attest:
Printed Name:                                       --------------------------
             ---------------------
                                                    --------------------------
                                                    Assistant Secretary

                                                          [CORPORATE SEAL]



                                        MANAGEMENT COMPANY:
                                        ------------------

Signed, sealed and delivered as to      MARRIOTT INTERNATIONAL, INC.
Management Company in the
presence of:


                                             By:
----------------------------------              ------------------------------
Witness                                         Name:
Printed Name:                                        -------------------------
             ---------------------              Title:
                                                      ------------------------

----------------------------------                   (CORPORATE SEAL)
Witness
Printed Name:
             ---------------------

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